UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No. )

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AMTECH SYSTEMS, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMTECH SYSTEMS, INC.

131 SOUTH CLARK DRIVE

TEMPE, ARIZONA 85281

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 2, 2022

To Our Shareholders:

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of AMTECH SYSTEMS, INC., an Arizona corporation (the “Company”), will be held at The Sheraton Mesa Hotel at Wrigleyville West, 860 N. Riverview, Mesa, Arizona, USA, on Wednesday, March 2, 2022, at 9:00 a.m., Arizona time, for the following purposes:

1.
To elect seven (7) directors to serve until the 2023 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
2.
To ratify the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending September 30, 2022;
3.
To approve the advisory (non-binding) resolution relating to the named executive officer compensation as disclosed in the accompanying proxy statement;
4.
To approve the Amtech Systems, Inc. 2022 Equity Incentive Plan; and
5.
To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. The Company is presently aware of no other business to come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The Proxy Statement and annual report to shareholders on Form 10-K for the fiscal year ended September 30, 2021 (the “2021 Annual Report”) are also available at www.proxydocs.com/ASYS. The materials available on this website include this notice, the proxy statement and the 2021 Annual Report.

The Board of Directors has fixed the close of business on January 3, 2022 as the record date (the “Record Date”) for the determination of shareholders who hold the Company’s common stock who are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Shareholders are reminded that their shares of the Company’s common stock can be voted at the Annual Meeting only if they are present at the Annual Meeting in person or by valid proxy. A copy of the 2021 Annual Report, which includes our audited financial statements, was mailed with this notice and Proxy Statement to all shareholders of record on or about January 24, 2022.

Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote FOR the approval of such proposals.

By Order of the Board of Directors:

Lisa D. Gibbs, Secretary

Tempe, Arizona

January 18, 2022

IMPORTANT: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THIS MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. PLEASE VOTE YOUR SHARES PROMPTLY BY COMPLETING AND RETURNING YOUR PROXY CARD OR BY VOTING ON THE INTERNET OR BY TELEPHONE.

AMTECH SYSTEMS, INC.

PROXY STATEMENT

2022 ANNUAL MEETING OF SHAREHOLDERS

AMTECH SYSTEMS, INC.

131 SOUTH CLARK DRIVE

TEMPE, ARIZONA 85281

PROXY STATEMENT

The Board of Directors, or “Board,” of Amtech Systems, Inc., an Arizona corporation (the “Company” or “Amtech”), is soliciting proxies to be used at the 2022 Annual Meeting of Shareholders to be held on Wednesday, March 2, 2022, at 9:00 a.m., Arizona time, and any adjournment or postponement thereof (the “Annual Meeting” or “Meeting”). A copy of the Notice of the Meeting accompanies this Proxy Statement. This Proxy Statement and the accompanying form of proxy will be mailed to all shareholders entitled to vote at the Annual Meeting beginning January 24, 2022.

Who Can Vote

Shareholders of record as of the close of business on January 3, 2022 (the “Record Date”), may vote at the Annual Meeting and at any and all adjournments or postponements of the Meeting. On the Record Date, 14,025,192 shares of our common stock, $0.01 par value (“Common Stock”), were issued and outstanding. A complete list of shareholders entitled to vote at the Annual Meeting shall be open to the examination of any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours for at least ten days prior to the Annual Meeting at our offices at 131 South Clark Drive, Tempe, Arizona 85281.

What Constitutes a Quorum

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock as of the Record Date entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are included in the number of shares present at the Meeting for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

How to Attend the Meeting

If you are a shareholder of record, which means you hold your shares in your name, you may attend the meeting. If you own shares in the name of a bank, broker or other holder of record (“street name”), you will need to ask your broker or bank for a copy of the proxy they received from us. You will need to bring the proxy with you to the Annual Meeting, which will be held at The Sheraton Mesa Hotel at Wrigleyville West, 860 N. Riverview, Mesa, Arizona, USA, on Wednesday, March 2, 2022, at 9:00 a.m., Arizona time.

How to Vote

If your shares are registered directly in your name, you may vote:

Via the Internet. If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.

By Telephone. If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.

By Mail. If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

In Person at the Annual Meeting. If you choose to vote in person at the Meeting, you must bring a government-issued proof of identification that includes a photo (such as a driver’s license or passport) and either the enclosed proxy card or other verification of your ownership of shares of Common Stock as of the Record Date.

If your shares are held in street name (held for your account by a broker, bank or other nominee):

Your broker, bank or other nominee should give you instructions for voting your shares. You may vote by Internet, telephone or mail as instructed by your broker, bank or other nominee. You may also vote in person if you obtain a legal proxy from your broker, giving you the right to vote your shares at the Meeting and you bring verification of your ownership of shares of Common Stock to the Meeting.

We are not aware of any other matters to be presented at the Annual Meeting, except those described in this Proxy Statement. However, if any other matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxies will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, your Common Stock may be voted by the proxies on the new Meeting date as well, unless you have revoked your proxy prior to that time.

What are the Voting Rights of Holders of Common Stock

Except as set forth below with respect to the ability to cumulate votes for directors, the holders of Common Stock will be entitled to one vote per share of Common Stock.

What Vote is Required to Approve Each Item

If a quorum is present, the seven nominees who receive a plurality of the votes cast at the Annual Meeting will be elected. Broker non-votes and votes that are withheld will have no effect on the results of the vote for the election of directors. If a quorum is present, a majority of votes cast by holders of Common Stock represented and entitled to vote at the Annual Meeting will constitute a ratification of the appointment of Grant Thornton LLP as our independent registered public accountants and approval of the Amtech Systems, Inc. 2022 Equity Incentive Plan.

Approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Because the vote is advisory, it will not be binding upon the Board. However, the Compensation and Stock Option Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Revoking Your Proxy or Changing Your Vote

You may revoke your proxy and/or change your vote at any time before the Meeting.

If your shares are registered directly in your name, you must do one of the following:

Via the Internet or by Telephone. Cast your votes again via the Internet or by telephone by following the instructions provided on the proxy card. Only the last Internet or telephone vote will be counted.

By Mail. Sign a new proxy card and submit it as instructed above, or send a notice revoking your proxy to the Secretary so that it is received on or before March 1, 2022.

In Person at the Annual Meeting. Attend the Meeting and vote in person. Presence at the Meeting will not revoke your proxy unless you specifically request that your proxy be revoked.

If your shares are held through a broker or other nominee and you would like to change your voting instructions, please follow the instructions provided by your broker.

How Votes are Counted

Inspectors of election will be appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. Generally, broker non-votes occur when a beneficial owner does not provide instructions to their broker with respect to a matter on which the broker is not permitted to vote without instructions from the beneficial owner. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Accordingly, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained.

Costs of this Proxy Solicitation

We will pay the costs of preparing and mailing the Notice of Annual Meeting and Proxy Statement, including the charges and expenses of brokerage firms, banks and others who forward solicitation material to beneficial owners of the Common Stock. We will solicit proxies by mail. Our officers and directors may also solicit proxies personally, or by telephone or facsimile, without additional compensation. We have not retained any outside party to assist in the solicitation of proxies; however, we have retained Mediant Communications and Broadridge Financial Solutions, Inc. to provide certain administrative services in connection with the proposals in this Proxy Statement, including coordinating the distribution of proxy materials to beneficial owners of Common Stock, contacting shareholders to ensure they have received this Proxy Statement and overseeing the return of proxy cards.

Annual Report

Our Annual Report to Shareholders for the fiscal year ended September 30, 2021 (the “Annual Report”) has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of, and to vote at, the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

Audit Committee Report

The information contained in the “Audit Committee Report” shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

(Item No. 1 on the Proxy Card)

Number of Directors to be Elected

Our Board of Directors currently consists of seven members. One of our directors, Mr. King, did not stand for re-election at our 2021 Annual Meeting. Accordingly, in August 2021, the Board, acting upon the recommendation of the Nominating and Governance Committee, appointed Robert C. Daigle to fill the vacancy created by Mr. King’s departure. Mr. Daigle is standing for election at the Annual Meeting. Each director elected will hold office for one year and until his or her qualified successor is duly elected and qualified. If any director resigns, or otherwise is unable to complete his or her term in office, our Board may elect another director for the remainder of the resigning director’s term.

Vote Required

The seven nominees receiving the highest number of votes cast at the Annual Meeting will be elected. There is cumulative voting in the election of directors. This means that each holder of Common Stock present at the Annual Meeting, either in person or by proxy, will have an aggregate number of votes in the election of directors equal to seven (the number of persons nominated for election as directors) multiplied by the number of shares of Common Stock held by such shareholder on the Record Date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number or all of the nominees. In order to exercise cumulative voting, the voting shareholder must complete the proxy card and indicate cumulative voting in accordance with the instructions included on the proxy card.

Nominees for Director

Our Board is responsible for supervision of the overall affairs of the Company. Our current Board has nominated the following individuals to serve on the Board for the following year:

Robert M. Averick

Robert C. Daigle

Michael Garnreiter

Lisa D. Gibbs

Sukesh Mohan

Jong S. Whang

Michael Whang

Each of these nominees has agreed to be named in this Proxy Statement and to serve if elected. See below for information regarding each of the nominees.

Mr. J.S. Whang is the father of Mr. Michael Whang, our Chief Executive Officer. There are no other family relationships among any of the director nominees or executive officers. Each nominee was recommended by a non-employee director.

Our Board recommends a vote FOR the election of the seven nominees under Proposal No. 1. The persons appointed by the Board as proxies intend to vote for the election of each of the nominees, for a term to expire at the next annual meeting, unless you indicate otherwise on the proxy or voting instruction card. In that regard, our Board solicits authority to cumulate such votes.

If any nominee should become unavailable for any reason, which we do not anticipate, the proxy will be voted “for” any substitute nominee, or nominees, who may be selected by the Board prior to, or at, the Annual Meeting, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available. The information concerning the nominees and their shareholdings has been furnished by them to the Company.

Information Concerning Directors and Executive Officers

The following table sets forth information regarding the executive officers and individuals nominated to serve as directors of the Company as of the date of this filing.

Name	Age	Position with the Company
Jong S. Whang	76	Chairman of the Board
Michael Whang	50	President, Chief Executive Officer, Director
Lisa D. Gibbs	47	Vice President, Chief Financial Officer, Secretary and Director
Robert M. Averick	55	Director
Robert C. Daigle	58	Director
Michael Garnreiter	69	Director
Sukesh Mohan	55	Director

Jong S. Whang is the founder and Chairman of Amtech and has held various roles including President, Chief Executive Officer and Executive Chairman since its inception in 1981. Mr. Whang’s responsibilities include merger and acquisition activity on behalf of the Company. He has over 40 years of experience in the semiconductor industry, including time spent in both processing and manufacturing of equipment systems. Mr. Whang brings extensive senior management experience and knowledge of our Company and the markets we serve to the Board of Directors. The Board of Directors believes Mr. Whang is also uniquely positioned to provide the Board of Directors with in-depth and timely information about Company operations and insight as to his strategic vision for the Company. Mr. Whang is the father of Michael Whang, Amtech’s Chief Executive Officer.

Michael Whang was promoted to Chief Executive Officer on January 28, 2020 and appointed to the Board on May 5, 2020. Mr. Whang joined the Company in April 2004 as Director of Information Technology and Risk Management. In May 2016, Mr. Whang was promoted to Chief Risk Officer and Chief Information Officer. He was promoted to Vice President of Operations on January 4, 2018 and to Vice President and Chief Operating Officer on March 6, 2019. His responsibilities at Amtech included roles in corporate strategy and operations, compliance, and M&A due diligence and post-acquisition activity, culminating in operational oversight of Amtech's USA operations. Prior to joining Amtech, Michael Whang served in various information technology management roles at several technology companies. Michael Whang is the son of Jong S. Whang, Amtech's founder and Chairman.

Lisa D. Gibbs joined Amtech in September 2016 as Corporate Controller and was promoted to Vice President and Chief Accounting Officer on January 4, 2018. Ms. Gibbs was promoted to Chief Financial Officer on March 6, 2019 and appointed to the Board of Directors on May 5, 2020. Prior to joining Amtech, Ms. Gibbs was a partner in a private consulting firm where she assisted clients with a variety of accounting and finance needs. From 2002 to 2014, Ms. Gibbs was the Vice President of Internal Audit for Insight Enterprises, Inc., a Fortune 500 publicly-traded information technology company. Ms. Gibbs' role at Amtech includes overseeing financial strategy, business planning, treasury, audit operations, investor relations and business transformation efforts, which allows her to provide valuable advice to the Board of Directors. Ms. Gibbs began her career in public accounting with Arthur Andersen LLP. She is a Certified Public Accountant in the State of Arizona.

Robert M. Averick has been a Director since January 2016. Mr. Averick has over 20 years of experience as a small-capitalization, value-driven public equity portfolio manager. His previous work experience includes positions of increasing responsibility within structured finance, strategic planning and consulting. Mr. Averick received an undergraduate degree in Economics from The University of Virginia and a Masters in Business Administration in Finance from The University of Pennsylvania, The Wharton School of Business. Mr. Averick has worked as a portfolio manager at Kokino LLC since 2012. Mr. Averick and certain entities to which his employer provides investment management services currently own in excess of 18% of Amtech’s outstanding shares. He previously served on our Board during 2005 and 2006. Mr. Averick also serves on the board of directors of Gulf Island Fabrication, Inc., a publicly-traded fabricator of complex steel structures, modules and marine vessels and is a member of its compensation committee and corporate governance and nominating committee. Additionally, Mr. Averick currently serves as a director of PhoneX Holdings, Inc., an OTC bulletin-board company, and he previously served as a director of Key Technology, Inc. until its sale in 2018. Mr. Averick serves as Chairman of our Compensation and Stock Option Committee and Executive Committee and as a member of our Audit, Nominating and Governance, and Technology Strategy Committees. Mr. Averick’s experience in finance and strategy planning allows him to provide valuable advice to the Board of Directors and the Committees on which he serves.

Robert C. Daigle was appointed to the Board on August 12, 2021. Mr. Daigle is Senior Vice President and Chief Technology Officer of Rogers Corporation (“Rogers”), a publicly-traded global leader in engineered materials, including advanced electronic and elastomeric materials that are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, and industrial equipment. Mr. Daigle has served in a number of senior executive roles in his 30-year tenure at Rogers. While at Rogers, Mr. Daigle built and led the High Frequency Circuit Materials business and the Power Electronics Solutions business. Mr. Daigle holds a B.S in Chemical Engineering and Materials Engineering from the University Connecticut and an M.B.A. from Rensselaer Polytechnic Institute. Mr. Daigle serves as a member of our Audit, Compensation and Stock Option, Executive, Nominating and Governance, and Technology Strategy Committees.

Michael Garnreiter has been a Director since February 2007 and was appointed Lead Independent Director in May 2020. He is the Chairman of our Audit Committee and serves as a member of our Compensation and Stock Option, Executive, Nominating and Governance, and Technology Strategy Committees. Mr. Garnreiter is our designated financial expert on the Audit Committee. Mr. Garnreiter, for the past 11 months, has served as Interim Chief Financial Officer for LeVecke Corporation, a privately-held, California-based distilled spirits bottling company. He retired in December 2015 as Vice President of Finance and Treasurer of Shamrock Foods, a privately-held manufacturer and distributor of foods and food-related products. From January 2010 until August 2012, Mr. Garnreiter was a managing director of Fenix Financial Forensics, a Phoenix-based litigation and financial consulting firm. From August 2006 until January 2010, he was a managing member of Rising Sun Restaurant Group LLC, and, from December 2008 until December 2009, he was president of New Era Restaurants, LLC, both of which are privately-held restaurant operating companies. From 2002 to 2006, Mr. Garnreiter was CFO of Main Street Restaurant Group, a publicly-traded restaurant operating company, and from 1976 to 2002, he was a senior audit partner of Arthur Andersen LLP. Mr. Garnreiter serves on the boards of directors of Axon Enterprise, Inc. (as Chairman), a publicly-traded manufacturer of non-lethal protection devices, Knight-Swift Transportation Holdings Inc., a publicly-traded nationwide truckload transportation company, and Banner Health, a multi-state health care delivery system. He graduated from California State University Long Beach with a Bachelor of Science in Accounting and Business Administration. Mr. Garnreiter is a Certified Public Accountant and Certified Fraud Examiner. Mr. Garnreiter’s financial background and expertise allows him to provide valuable advice to the Board of Directors.

Sukesh Mohan has been a Director since April 2015. He is currently Vice President and Co-Founder of El Camino Technologies, LLC ("El Camino Technologies"), a software services company that manages online content for leading internet companies. Prior to El Camino Technologies, Mr. Mohan was Director of Product Management, Etch Products Division, of Applied Materials, Inc. (“Applied”), a global leader in semiconductor and solar equipment. He held various product management and marketing positions at Applied from 1995 to 2009. From 1989 to 1995, Mr. Mohan was the International Marketing Manager for Amtech, responsible for market development in Asia and India. He received his M.B.A. from the University of Pittsburgh and graduated from the Indian Institute of Technology with a Bachelor of Technology. Mr. Mohan’s experience allows him to advise the Board of Directors with respect to strategic direction, product roadmaps and business development. Mr. Mohan serves as Chairman of our Nominating and Governance Committee and Technology Strategy Committee and also serves as a member of our Audit, Compensation and Stock Option, and Executive Committees.

Board Diversity

In August 2021, the SEC approved the Nasdaq's Board Diversity Rule, which requires all companies listed on Nasdaq’s U.S. exchange to publicly disclose board-level diversity statistics and have, or explain why they do not have, at least two diverse directors. The below Board Diversity Matrix provides the diversity statistics for our Board in the format required by the new rule.

Board Diversity Matrix (As of January 3, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black White	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Indian or South Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Information About Board and Committee Meetings

Information concerning our Board and the five committees maintained by our Board is set forth below. Pursuant to Nasdaq and SEC rules, during fiscal 2021 the majority of our directors were not employees of the Company and were “independent” within the meaning of the Nasdaq Listing Rules and SEC standards, except during the period from March 23, 2021 (the date of Mr. Robert F. King’s resignation from the Board) to August 12, 2021 (the date of the appointment of Mr. Daigle to our Board) during which our Nominating and Governance Committee undertook its search to fill the vacancy created by the departure Mr. King. Mr. King’s vacancy was filled within the timeframe required by applicable Nasdaq listing requirements. Importantly, all members of the Audit, Compensation and Stock Option, Executive, and Nominating and Governance Committees are independent. Currently, our independent directors are Robert M. Averick, Robert C. Daigle, Michael Garnreiter and Sukesh Mohan. Additionally, each member of the Audit Committee is financially literate, and one of the Audit Committee members, Michael Garnreiter, has financial management expertise as required by Nasdaq’s rules and meets the SEC’s definition of an “audit committee financial expert.”

Our Board of Directors held five (5) meetings during fiscal year 2021. None of our current directors who were directors during 2021 attended less than 75% of the aggregate of Board meetings and relevant committee meetings held during the year, other than Mr. Daigle who was appointed to the Board in August 2021. Our Board has the authority under our Amended and Restated Bylaws, as amended, to increase or decrease the size of our Board and to fill vacancies, and the directors chosen to fill such vacancies will hold office until our next annual meeting or until their successors are elected and qualified. We do not have a formal policy with respect to members of the Board attending our annual meetings. All of our Board members, with the exception of Mr. Daigle who was appointed in August 2021, attended the 2021 annual meeting.

The Audit Committee, the Compensation and Stock Option Committee, the Executive Committee, the Nominating and Governance Committee and the Technology Strategy Committee are the standing committees of our Board of Directors. The members of these committees as of January 3, 2022, are as follows:

Audit – Michael Garnreiter (Chairman), Robert M. Averick, Robert C. Daigle, and Sukesh Mohan

Compensation and Stock Option – Robert M. Averick (Chairman), Robert C. Daigle, Michael Garnreiter, and Sukesh Mohan

Executive – Robert M. Averick (Chairman), Robert C. Daigle, Michael Garnreiter, and Sukesh Mohan

Nominating and Governance – Sukesh Mohan (Chairman), Robert M. Averick, Robert C. Daigle, and Michael Garnreiter

Technology Strategy – Sukesh Mohan (Chairman), Robert M. Averick, Robert C. Daigle, Michael Garnreiter, Jong S. Whang, and Michael Whang

The Audit Committee held four (4) meetings during fiscal year 2021. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the independent auditors and members of financial management, and our financial affairs, including financial statements and audits, the adequacy and effectiveness of the internal accounting controls and systems, compliance with legal and regulatory requirements, and the retention and termination of the independent registered public accounting firm. The Audit Committee has a written charter, a copy of which is available on our website at www.amtechsystems.com.

The Audit Committee is composed of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of our Board, and as “independent” is defined under Nasdaq Listing Rules and SEC standards, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. Additionally, each member of the Audit Committee is financially literate, and one of the Audit Committee members, Michael Garnreiter, has financial management expertise as required by Nasdaq’s rules and meets the SEC’s definition of an “audit committee financial expert.”

The Compensation and Stock Option Committee held one (1) meeting during fiscal year 2021. The Compensation and Stock Option Committee makes recommendations concerning officer compensation, benefit programs and retirement plans. Each member of the Compensation and Stock Option Committee is an “independent director” as defined in the Nasdaq Listing Rules and SEC standards. The Compensation and Stock Option Committee has a written charter, a copy of which is available on our website at www.amtechsystems.com.

The Nominating and Governance Committee held two (2) meetings during fiscal year 2021. The Nominating and Governance Committee identifies and approves individuals qualified to serve as members of our Board and also evaluates the Board’s performance. In evaluating a prospective nominee, the Nominating and Governance Committee takes several factors into consideration, including such individual’s integrity, business skills, experience and judgment. The evaluation of director nominees by the Nominating and Governance Committee also takes into account the diversity of prospective Board members’ background. The Nominating and Governance Committee also reviews whether a prospective nominee will meet our independence standards and any other director or committee membership requirements imposed by law, regulation or stock exchange rules. The Nominating and Governance Committee will consider, but is not required to approve, director nominations made by our shareholders, provided a written recommendation is received by us no later than the date shareholder proposals must be submitted for consideration prior to such annual meeting and all other applicable requirements have been satisfied. The Nominating and Governance Committee also develops and recommends corporate governance guidelines to the Board and provides oversight with respect to ethical conduct. Each member of the Nominating and Governance Committee is an “independent director” as defined in the Nasdaq Listing Rules and SEC standards. The Nominating and Governance Committee has a written charter, a copy of which is available on our website at www.amtechsystems.com.

The Technology Strategy Committee held two (2) meetings during fiscal year 2021. The Technology Strategy Committee assists the Board of Directors in understanding and evaluating our technology strategy and evaluating potential acquisitions of new technology.

The Executive Committee did not meet during fiscal year 2021. The Executive Committee consists solely of non-employee directors and is empowered to exercise the power and authority of the Board as may be necessary during the intervals between meetings of the Board, subject to such limitations as are provided by law or by resolution of the Board. There is no charter for the Executive Committee.

Board Leadership Structure

Mr. Jong S. Whang currently serves as the Chairman of our Board of Directors (“Chairman”). We do not have a policy regarding the combination or separation of the Chairman and CEO roles. Our Nominating and Governance Committee retains flexibility for the Board to determine whether those roles should be combined or separated in light of prevailing circumstances. Historically, the Board had determined that separating the roles of Chairman and CEO would enable Mr. Jong S. Whang to focus on external growth opportunities while our CEO, Mr. Michael Whang, focuses on our strategic direction and operations to transform and sustain innovation within the Company.

The Board periodically evaluates the need to designate a lead independent director and, effective May 5, 2020, elected the Company’s current Board member and Chairman of its Audit Committee, Michael Garnreiter, to serve as the Board’s lead independent director. Mr. Garnreiter does not receive any additional compensation for serving as the lead independent director.

Board’s Role in Risk Oversight

Our Board of Directors is actively engaged in the oversight of risks that could affect the Company, with key aspects of such oversight being conducted through the committees of the Board. The Audit Committee focuses on financial risks, primarily those that could arise from our accounting and financial reporting processes, and also oversees compliance-related legal and regulatory exposure. The Nominating and Governance Committee focuses on the management of risks associated with corporate governance matters, including board organization, membership and structure; management development; and appropriate approval and oversight mechanisms. The Compensation and Stock Option Committee focuses on the management of risks arising from our compensation policies and programs and, in particular, our executive compensation programs and policies. The Technology Strategy Committee focuses on the management of risks associated with emerging and competing technologies within the markets we serve.

While the committees of our Board are focused on the above specific areas of risk, the full Board of Directors retains responsibility for the general oversight of risk. Committee chairs are expected to, and do, provide periodic reports to the full Board regarding the risk considerations within each committee’s area of expertise. Periodic reports are provided to the Board or the appropriate committee by the executive management team on areas of material risk, including operational, financial, legal, regulatory and strategic risks. In addition, the general management and operating leadership of each of our divisions and subsidiaries review, with the full Board, their individual assessment of business risks and their approach to manage those risks. The Board relies upon these reports, and its discussions relating to such reports, to enable it to understand our strategies for the identification, management and mitigation of risks. This enables the Board and its committees to coordinate its risk oversight role. The Board’s approach to risk oversight does not directly affect the leadership structure of our Board of Directors, as described above.

DIRECTOR COMPENSATION

The following table shows the total dollar value of all fees earned and paid in cash to all directors in fiscal 2021 and the grant date fair value of stock option awards to directors made in fiscal 2021.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2) (3)	Total
Michael Whang	$—	$—	$—
Lisa D. Gibbs	$—	$—	$—
Jong S. Whang	$—	$—	$—
Robert M. Averick	$37,750	$37,666	$75,416
Robert C. Daigle (4)	$12,969	$32,726	$45,695
Michael Garnreiter	$46,750	$37,666	$84,416
Robert F. King (5)	$10,188	$—	$10,188
Sukesh Mohan	$43,750	$37,666	$81,416

____________________

(1)
Directors who are employees of the Company receive no additional compensation for serving as directors.
(2)
Amounts represent the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. For a description of the assumptions made when calculating such grant date fair value, refer to Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2021.
(3)
As of September 30, 2021, all stock options held by Messrs. Averick, Garnreiter and Mohan were fully vested. Mr. Daigle’s stock options vest on February 12, 2022.
(4)
Mr. Daigle was appointed to the Board on August 12, 2021.
(5)
Mr. King’s term ended on March 23, 2021.

Non-employee, independent directors receive the following annual retainers:

	Board	Audit	Compensation and Stock Option	Nominating and Governance	Technology Strategy
Non-Employee Chairperson		$15,000	$6,000	$6,000	$6,000
Non-Employee Member	$18,000

Beginning in fiscal 2021, non-employee, independent directors are paid on a quarterly basis, rather than on a per-meeting basis. The quarterly fee was $3,437.50. We reimburse all of our directors for reasonable expenses incurred to attend our Board of Directors and committee meetings.

In addition to meeting fees, members of Board committees receive compensation for time spent on work assigned by the committee. The rate of compensation for the work assignments is $100 per hour. There were no payments for projects during fiscal 2021.

In addition to the cash payments listed above, under our Non-Employee Directors Stock Option Plan, each non-employee director currently receives a grant of options to purchase 6,000 shares of common stock, or such other number of shares as may be determined by the Board, when first elected or appointed to the Board, and 6,000 shares of common stock, or such other number of shares as may be determined by the Board, upon each re-election to the Board at our annual meeting of shareholders or at such other time as may be determined by the Board. The exercise price of the options is equal to the closing price of our common stock on the previous trading day before the date of grant. Each option has a term of ten years and becomes exercisable on the six-month anniversary of the date of the grant, or such other date as determined by the Board. In the event of disability (as defined in the plan) or death of an outside director, all options remain exercisable for a period of 12 months following the date such person ceased to be a director, or such other date as may be determined by the Board, but only to the extent such options were exercisable on the date the director ceased to be a director. In the event a director ceases to be a director for reasons other than death or disability (as defined in the plan), all options remain exercisable for a period of 30 days following the date such person ceased to be a director, or such other date as may be determined by the Board, but only to the extent such options were exercisable on the date the director ceased to be a director.

EXECUTIVE COMPENSATION

Compensation Philosophy

Our Compensation and Stock Option Committee (the "Compensation Committee") is charged with the evaluation of the compensation of our executive officers and to assure that they are compensated effectively in a manner consistent with our compensation strategy and resources, competitive practice, and the requirements of the appropriate regulatory bodies.

Our Compensation Committee establishes our general compensation policies and specific compensation for each of our executive officers and administers our stock incentive program. In addition, our Compensation Committee is responsible for developing, administering and interpreting the compensation program for our named executive officers and other key employees. Our Compensation Committee may delegate some or all of its responsibilities to one or more subcommittees whenever necessary to comply with any statutory or regulatory requirements or otherwise deemed appropriate by our Compensation Committee. Our Compensation Committee has the authority to retain consultants and other advisors to assist with its duties and has sole authority to approve the fees and other retention terms of such consultants and advisors.

Our compensation philosophy has the following basic objectives: align the interests of our executives and shareholders by rewarding executives when shareholder value increases and motivate our executives to manage our business to meet our short-term and long-term corporate goals and business objectives, and reward them for meeting these objectives. We use a mix of short-term compensation in the form of base salaries and cash incentive bonuses and long-term compensation in the form of equity incentive compensation to provide a total compensation structure that is designed to encourage our executives to achieve these objectives. Our performance, including, but not limited to, return on equity, return on invested capital, earnings, revenue growth, cash flow, and continuous improvement initiatives, is a significant part of our evaluation and compensation levels.

In 2019, the Compensation Committee changed the metrics used in the cash incentive bonus program to a return-on-invested-capital (“ROIC”) metric. In prior years, the metrics consisted of revenue, gross margin, operating profit and bookings. The ROIC metric is used to incentivize executives for profitability and balance sheet management. The bonus plan is designed to ensure a level of shareholder return before a bonus is earned. The equity incentive plan is designed to include defined goals and objectives, the achievement of which may result in the issuance of stock options or restricted stock units to executives.

2021 Base Salary and Benefits

On November 17, 2020, Messrs. J.S. Whang and Michael Whang and Ms. Gibbs were each awarded a stock option grant of 15,000 options. The awards vest in equal installments commencing on the first through third anniversaries of the November 17, 2020 grant date.

On December 14, 2020, the Compensation Committee approved the following executive officer base salary increases: Mr. Michael Whang, President and Chief Executive Officer, from $280,000 to $350,000, and Ms. Lisa D. Gibbs, Vice President and Chief Financial Officer, from $225,000 to $260,000. These increases were effective January 1, 2021.

In July 2021, Mr. J.S. Whang notified the Company of his decision to voluntarily reduce his annual base salary by approximately 43%, from $175,000 to $100,000, effective immediately. In 2020, Mr. J.S. Whang previously voluntarily reduced his salary from $250,000 to $175,000.

2021 Incentive Plans and Discretionary Bonuses

In 2021, no incentive bonuses were earned under the 2021 incentive bonus program. However, in November 2021 the Compensation Committee approved discretionary bonuses for Mr. Michael Whang and Ms. Gibbs of $35,000 and $25,000, respectively, to recognize their performance on and advancement of various strategic projects in 2021.

2022 Compensation Programs

On November 16, 2021, Mr. Michael Whang and Ms. Gibbs were awarded stock option grants of 12,000 and 10,000 options, respectively. The awards vest in equal installments commencing on the first through third anniversaries of the November 16, 2021 grant date.

There are no additional changes planned for the 2022 compensation programs.

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, earned by or paid to our named executive officers during our fiscal years ended September 30, 2021, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)		Total ($)
Michael Whang *	2021	330,077	35,000	45,047	—	12,884	(4)	423,008
President, Chief Executive	2020	260,750	40,000	—	—	40,691	(5)	341,441
Officer and Director	2019	182,000	26,000	68,730	—	7,931	(6)	284,661
Lisa D. Gibbs **	2021	250,038	25,000	45,047	—	9,770	(7)	329,855
Vice President, Chief Financial	2020	225,000	30,000	—	—	15,186	(8)	270,186
Officer and Director	2019	175,000	26,000	68,730	—	8,150	(9)	277,880
Jong S. Whang***	2021	163,461	—	45,047	—	16,997	(10)	225,505
Chairman and Former	2020	221,154	—	—	—	307,092	(11)	528,246
Chief Executive Officer	2019	200,000	25,000	79,618	—	39,959	(12)	344,577

* Mr. Michael Whang was appointed Chief Operating Officer effective March 6, 2019 and subsequently appointed Chief Executive Officer effective January 28, 2020.

** Ms. Gibbs was appointed Chief Financial Officer effective March 6, 2019.

*** Mr. J.S. Whang assumed the position of Chief Executive Officer effective December 6, 2018 until Mr. Michael Whang’s appointment to the position, effective January 28, 2020. On November 19, 2020, Mr. J.S. Whang’s title was changed from Executive Chairman to Chairman.

____________________

(1)
Mr. Michael Whang and Ms. Gibbs were awarded discretionary bonuses on November 16, 2021 related to their contributions in the advancement and achievement of strategic objectives during fiscal 2021. Additionally, Mr. Michael Whang and Ms. Gibbs were awarded discretionary bonuses on November 17, 2020 related to their contributions in the achievement of strategic objectives during fiscal 2020. Ms. Gibbs and Mr. Michael Whang were each awarded a one-time $5,000 bonus upon their promotions in February 2019. Additionally, discretionary cash bonuses were awarded on November 19, 2019 in the amounts of $25,000, $21,000 and $21,000 to Mr. J.S. Whang, Mr. Michael Whang and Ms. Gibbs, respectively.
(2)
Amounts represent the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. For a description of the assumptions made when calculating such grant date fair value, refer to Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2021.
(3)
No bonuses were earned under the cash incentive plan in 2019, 2020 and 2021.
(4)
Amount represents a Company match of $10,884 under the 401(k) plan and a discretionary contribution to Mr. Michael Whang's health reimbursement account.

(5)
Amount represents a one-time vacation payout of $28,521 due to a change in the Company’s vacation policy during 2020, a Company match of $11,170 under the 401(k) plan and a discretionary contribution to Mr. Michael Whang's health reimbursement account.
(6)
Amount represents a Company match under the 401(k) plan.
(7)
Amount represents a Company match under the 401(k) plan.
(8)
Amount represents a one-time vacation payout due to a change in the Company’s vacation policy during 2020 and a Company match under the 401(k) plan.
(9)
Amount represents a Company match under the 401(k) plan and travel incentive payments.
(10)
Amount represents $10,809 of life insurance premiums paid by the Company for which Mr. J.S. Whang’s spouse is the beneficiary, a discretionary contribution to his health reimbursement account and Company match under the 401(k) plan. We consider the cost of the life insurance premiums to be perquisites.
(11)
Amount represents a one-time vacation payout of $274,665 due to a change in the Company’s vacation policy during 2020, a Company match of $13,386 under the 401(k) plan, $10,809 of life insurance premiums paid by the Company for which Mr. J.S. Whang’s spouse is the beneficiary, a car allowance and a discretionary contribution to his health reimbursement account. We consider the cost of the car allowance, which did not exceed $10,000, and life insurance premiums to be perquisites. The car allowance was discontinued in 2020.
(12)
Amount represents a car allowance of $18,000, $10,809 of life insurance premiums paid by the Company for which Mr. J.S. Whang’s spouse is the beneficiary, a discretionary contribution to his health reimbursement account and Company match under the 401(k) plan. We consider the cost of the car allowance and life insurance premiums to be perquisites. The car allowance was discontinued in 2020.

In addition to the above compensation, our named executive officers are reimbursed for reasonable out-of-pocket business expenses and receive customary benefits generally available to all of our employees, including reimbursement of mobile phone expenses, the cost of continuing professional education courses and related benefits.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding grants of plan-based option awards held by our named executive officers as of September 30, 2021:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($)
Michael Whang	5,000	—		$9.98	11/19/2024
	3,750	—		$4.87	10/4/2026
	10,000	—		$7.40	5/11/2028
	5,000	2,500	(1)	$5.52	11/27/2028
	6,667	3,333	(2)	$4.77	3/6/2029
	—	15,000	(3)	$5.67	11/17/2030
Lisa D. Gibbs	10,000	—		$4.85	9/26/2026
	10,000	—		$7.40	5/11/2028
	5,000	2,500	(1)	$5.52	11/27/2028
	6,667	3,333	(2)	$4.77	3/6/2029
	—	15,000	(3)	$5.67	11/17/2030
Jong S. Whang	50,000	—		$7.01	12/12/2023
	50,000	—		$9.98	11/19/2024
	50,000	—		$5.25	11/17/2025
	12,500	12,500	(1)	$5.52	11/27/2028
	—	15,000	(3)	$5.67	11/17/2030

(1)
Unvested option awards will vest in equal installments on the first through fourth anniversaries of the November 27, 2018 grant date for Mr. J.S. Whang and on the first through third anniversaries of the November 27, 2018 grant date for Ms. Gibbs and Mr. Michael Whang.
(2)
Unvested option awards will vest in equal installments on the first through third anniversaries of the March 6, 2019 grant date.
(3)
Unvested option awards will vest in equal installments on the first through third anniversaries of the November 17, 2020 grant date.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding exercises of plan-based option awards held by our named executive officers during the year ended September 30, 2021:

	Option Awards			Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)		Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
Michael Whang	—	—		—	—
Lisa D. Gibbs	—	—		—	—
Jong S. Whang	36,667	91,656	(1)	—	—
(1)
Transaction was a same-day sale. Value realized on exercise represents the difference between the transaction sale price and the exercise price of the option.

EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Employment Agreement with Chairman

On February 9, 2012, we entered into a Second Amended and Restated Employment Agreement with Mr. J.S. Whang, our Chairman of the Board, as amended on July 1, 2012, June 28, 2013, April 9, 2015, November 17, 2015 and January 28, 2020. Below is a summary of the terms and conditions of Mr. Whang’s employment agreement.

Term

Mr. Whang’s employment agreement provides for an employment period commencing on the date of the employment agreement and continuing for an initial term of six years, which expired on February 9, 2018. Thereafter, the employment period continues for successive one-year terms unless either we or Mr. Whang provides written notice of termination of the employment period at least 120 days prior to the end of any given one-year term. If Mr. Whang remains in the full-time employ of Amtech beyond the employment period without any written agreement, his employment agreement will be deemed to continue on a month-to-month basis and either party will have the right to terminate the employment agreement at the end of any ensuing calendar month with written notice of at least 30 days.

Base Salary

On November 17, 2015, the Company and Mr. Whang entered into a Fifth Amendment to Employment Agreement (the “Fifth Amendment”) pursuant to which Mr. Whang voluntarily reduced his annual base salary from $400,000 to $200,000, effective January 1, 2016. In November 2019, Mr. Whang’s base salary was increased to $250,000. Under the terms of the Fifth Amendment, Mr. Whang’s voluntary salary decrease may be restored by him in his sole discretion at any time upon giving written notice to the Company. In January 2020, the terms of Mr. Whang’s employment agreement were further amended to reflect the elimination of the unilateral right to restore his base salary to $400,000 and the elimination of his annual car allowance of $18,000. In 2020, Mr. Whang voluntarily reduced his salary from $250,000 to $175,000. In July 2021, Mr. Whang notified the Company of his decision to voluntarily reduce his annual base salary by approximately 43%, from $175,000 to $100,000, effective immediately.

Incentive Compensation

Mr. Whang is entitled to an annual cash bonus for each fiscal year that is determined in accordance with an annual bonus plan adopted by our Compensation Committee. The annual bonus plan may not be any less favorable to Mr. Whang than the bonus plan for fiscal 2010 that was adopted by our Compensation Committee on December 21, 2009.

Stock Options

Pursuant to Mr. Whang’s employment agreement, any currently outstanding options held by Mr. Whang will remain in full force and effect in accordance with our stock option plans and applicable stock option agreements. Mr. Whang may also be issued an annual grant of stock options by our Compensation Committee within 90 days after the end of each fiscal year during his employment period. All of the options granted to Mr. Whang will be incentive stock options within the meaning of the Internal Revenue Code, or if they do not qualify as incentive stock options, they will be non-qualified stock options. The amount and terms of the grants will be determined by our Compensation Committee.

Benefits

Mr. Whang is entitled to receive such employee benefits as are provided to our other executive officers, including family medical, dental, vision, disability and life insurance, and participation in pension and retirement plans, incentive compensation plans, stock option plans, Company-sponsored welfare benefit plans for disability and life insurance and other benefit plans. We provide Mr. Whang with a life insurance policy in the face amount of $500,000 (of which Mr. Whang’s spouse is the beneficiary) and such other benefits as we may deem appropriate from time to time. Mr. Whang's annual automobile allowance ($18,000) was discontinued in 2020.

Termination

Mr. Whang’s employment is “at will” and either we or Mr. Whang can terminate his employment agreement at any time, with or without “cause” or “good reason” (as those terms are defined in Mr. Whang’s employment agreement), upon 30 days written notice. Mr. Whang’s employment agreement can also be terminated by us due to the disability of Mr. Whang after at least 30 days’ written notice by us of our intention to terminate his employment.

Severance

If we terminate the employment of Mr. Whang against his will and without cause (including by giving notice of termination of his employment agreement as described above), or if Mr. Whang terminates his employment for good reason, Mr. Whang is entitled to receive salary, incentive compensation and vacation accrued through the date of termination, plus (i) an amount equal to Mr. Whang’s base salary in effect on the date of termination for two years; (ii) an amount equal to the maximum amount of incentive compensation he could earn for the fiscal year in which the termination occurs; and (iii) full vesting of all outstanding stock options and restricted stock held by Mr. Whang (see the “Outstanding Equity Awards at Fiscal Year-End” table above). If Mr. Whang voluntarily terminates his employment other than for good reason, if we terminate Mr. Whang’s employment for cause, or if Mr. Whang’s employment is terminated due to his death or disability, Mr. Whang will be entitled to receive salary and accrued vacation through the date of termination only. However, in the event Mr. Whang’s employment is terminated due to his death or disability, he will also be entitled to receive (i) a pro-rata portion of the amount of incentive compensation he would earn for the fiscal year in which the termination occurs if the results of operations of Amtech for such fiscal year were annualized, and (ii) full vesting of all outstanding stock options and restricted stock held by him.

Post-Employment Consulting

Mr. Whang’s employment agreement provides that upon termination of Mr. Whang against his will and without cause (including by giving notice of termination of his employment agreement as described above), or by Mr. Whang for good reason, for a period of two (2) years following the date of such termination, (i) Mr. Whang will make himself available for an average of 20 hours per week in order to consult with the Company in such manner and on such matters as the Company shall reasonably request, (ii) Mr. Whang will make himself available to serve on the Board of Directors of the Company, and (iii) in consideration for Mr. Whang’s agreement to perform such services, we will (A) pay Mr. Whang an annual amount equal to 40% of his base salary in effect on the date he was terminated and (B) include Mr. Whang in our family medical, dental and vision insurance plans, or, if Mr. Whang’s inclusion in such plans is not permitted, provide substantially the same benefits to Mr. Whang at our expense.

Noncompetition

Mr. Whang agrees that during the term of his employment agreement he will not engage in certain activities in which he would be competing with us or our subsidiaries. He also agrees that for a period of two years after the end of the term of his employment agreement, he will not engage in certain activities in which he would be competing with us or our subsidiaries and he would not own, directly or indirectly, more than a 5% interest in entities which compete with us or our subsidiaries.

Change in Control

In the event that Mr. Whang’s employment with us is terminated either (i) by us for any reason other than for cause during a “pending change in control” (as that term is defined in Mr. Whang’s employment agreement) of our Company or within one year following the occurrence of a “change in control” (as that term is defined in Mr. Whang’s employment agreement), or (ii) by Mr. Whang for good reason within one year following the occurrence of a change in control of our Company, then Mr. Whang will be entitled to receive within 30 days of the date of termination of his employment (provided, however, if such 30 day period begins in one calendar year and ends in another calendar year, Mr. Whang will not have the right to designate the calendar year of payment), in lieu of the severance payment otherwise payable, (i) an amount equal to three years of his base salary in effect on the date of termination of his employment, (ii) the maximum amount of the incentive compensation which he could earn for the fiscal year in which the termination occurs, and (iii) full vesting of all outstanding stock options and restricted stock he holds (see the “Outstanding Equity Awards at Fiscal Year-End” table above).

Change in Control and Severance Agreements with Chief Executive Officer and Chief Financial Officer

We entered into Change of Control and Severance Agreements with Michael Whang, our President and Chief Executive Officer, and Lisa D. Gibbs, our Vice President and Chief Financial Officer, on May 18, 2018 and May 16, 2018, respectively. Below is a summary of the terms and conditions of these agreements.

Term

These agreements have an initial term of three years. Thereafter, the term continues for successive one-year periods unless either the Company or the Employee provides written notice of termination of the agreement not less than 120 days prior to the end of the initial term or any additional term or unless earlier terminated by the mutual written consent of the Company and the Employee.

Severance

If we terminate the employment of either Mr. Michael Whang or Ms. Gibbs other than as a consequence of death, disability, a change in control, or cause, or if employee terminates their employment for good reason (as such terms are defined in the agreements), such employee is entitled to receive salary, through the date of termination, plus an amount equal to six months of such employee’s base salary in effect on the date of termination and full vesting of all outstanding stock options and restricted stock the employee holds (see the “Outstanding Equity Awards at Fiscal Year-End” table above). If either employee voluntarily terminates their employment other than for good reason, if we terminate such employee’s employment for cause, or if such employee’s employment is terminated due to his or her death or disability, such employee will be entitled to receive salary and accrued vacation through the date of termination only.

Change in Control

In the event that employee’s employment with us is terminated either (i) by us for any reason other than for cause during a “pending change in control” (as that term is defined in the agreement) of our Company or within one year following the occurrence of a “change in control” (as that term is defined in the agreement), or (ii) by employee for good reason within one year following the occurrence of a change in control of our Company, then employee will be entitled to receive within 30 days of the date of termination of his or her employment (provided, however, if such 30 day period begins in one calendar year and ends in another calendar year, employee will not have the right to designate the calendar year of payment), in lieu of the severance payment otherwise payable, (i) an amount equal to six months of employee’s base salary in effect on the date of termination of his or her employment and (iii) full vesting of all outstanding stock options and restricted stock employee holds (see the “Outstanding Equity Awards at Fiscal Year-End” table above).

Compensation Policies and Practices as Related to Risk Management

The Compensation Committee does not believe our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee has determined that our executive compensation program does not encourage unnecessary or excessive risk taking as a result of the following factors:

•
As discussed elsewhere in this Proxy Statement, our executive officer compensation includes a balanced mix of cash and equity.
•
Base salaries do not encourage risk taking as they are fixed in amount.
•
Performance-based cash bonus awards under the non-equity incentive plan focus on achievement of short-term or annual goals. Although this may seem to encourage the taking of short-term risks at the expense of long-term results, these bonuses in actuality represent only a portion of the executive officers’ total compensation opportunities, and the Compensation Committee believes that the non-equity incentive plan awards appropriately balance risk and the desire to focus executives on specific short-term individual and financial goals important to our success.

•
The cash incentive plans provide for a bonus pool, when earned. The allocation of specific payouts under the plan is at the discretion of the Compensation Committee, which allows the Compensation Committee to evaluate whether the executives are engaging in activities that create risks prior to awarding any such cash bonuses. This discretion mitigates the likelihood that executives will engage in activities that create risk and allows the Compensation Committee the ability to refrain from rewarding any such risk-taking.
•
Compensation provided to the executive officers in the form of long-term equity awards is important to help further align executives’ interests with those of our shareholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to our stock price over the long-term. In addition, the awards are subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for all employees, as recommended by the Nominating and Governance Committee. A copy of this Code of Ethics may be viewed on our website at www.amtechsystems.com, or obtained at no charge by written request to our Corporate Secretary. We intend to disclose any amendment to our Code of Ethics on the above-referenced corporate website.

TRANSACTIONS with related persons in 2021

We had no transactions during fiscal 2021, nor are any transactions currently proposed, with any director, director nominee, executive officer, security holder known to us to own of record or beneficially more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded $120,000.

The written policy of the Board is for both its Nominating and Governance Committee and its Audit Committee to review each related person transaction (as defined below) and determine whether it will approve or ratify that transaction. Any Board member who has any interest (actual or perceived) will not be involved in the consideration of the Directors.

For purposes of the policy, a “related person transaction” is any transaction, arrangement or relationship in which we are a participant and, the related person (defined below) had, has or will have a direct or indirect material interest and the aggregate amount involved is expected to exceed $120,000 in any calendar year. “Related person” includes (a) any person who is or was (at any time during the last fiscal year) an officer, director or nominee for election as a director; (b) any person or group who is a beneficial owner of more than 5% of our voting securities; (c) any immediate family member of a person described in provisions (a) or (b) of this sentence; or (d) any entity in which any of the foregoing persons is employed, is a partner or has a greater than 5% beneficial ownership interest.

In determining whether a related person transaction will be approved or ratified, the Board, or committee, will consider a multitude of factors including (a) the extent of the related person’s interest in the transaction; (b) the availability of other sources of comparable products or services; (c) whether the terms are competitive with terms generally available in similar transactions with persons that are not related persons; (d) the benefit to us; and (e) the aggregate value of the transaction.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by our Board of Directors on January 12, 2012, a copy of which is available on the Company’s website at www.amtechsystems.com, the Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the Company’s auditors information relating to the auditors’ judgments about the quality of the Company’s accounting practices, recommending to our Board of Directors that the Company include the audited financial statements in its Annual Report on Form 10-K and overseeing compliance with the requirements of the SEC for disclosure of auditors’ services and activities. Moreover, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent, registered public accounting firm.

The Board of Directors annually reviews the independence of the Audit Committee members in view of Nasdaq listing standards’ and the SEC’s definitions of independence for audit committee members. The Board has determined that each of the members of the Audit Committee meets those definitions and standards. Additionally, each member of the Audit Committee is financially literate, and one of the Audit Committee members, Michael Garnreiter, has financial management expertise as required by Nasdaq’s rules and meets the SEC’s definition of an “audit committee financial expert.”

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with the standards of the Public Company Accounting Oversight Board (United States). In performing its oversight function, the Audit Committee necessarily relies on the work and assurances of, and information provided by, management and the independent auditor.

The Audit Committee meets with the external auditors and management to review the Company’s financial results before publication of the Company’s quarterly earnings press releases and the filing of the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K. Additionally, management provides the Audit Committee with periodic updates throughout the year on the Company’s compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The Committee also monitors the activities and performance of the external auditors, including audit scope, audit fees, auditor independence and performance of non-audit services. All services to be performed by the Company’s independent registered public accounting firm are subject to pre-approval by the Audit Committee.

The Audit Committee meets regularly with the independent accountants without management present and also meets in executive session without any others present. The Audit Committee has reviewed the Company’s consolidated financial statements for the fiscal year ended September 30, 2021, as audited by its independent auditors, Mayer Hoffman McCann P.C. (“MHM”), and has discussed these financial statements with management. In addition, the Audit Committee has discussed with MHM the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board. Furthermore, the Audit Committee has received the written disclosures and the letter from MHM required by applicable requirements of the Public Company Accounting Oversight Board regarding MHM’s communications with the Audit Committee concerning independence and has discussed with MHM its independence.

Based upon the foregoing review and discussion, the Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended September 30, 2021 be included in the Company’s Annual Report on Form 10-K, as filed with the SEC.

RESPECTFULLY SUBMITTED, Michael Garnreiter, Chairman Robert M. Averick Robert C. Daigle Sukesh Mohan

PRE-APPROVAL POLICY

In March 2008, the Audit Committee adopted a Pre-Approval Policy (the “Policy”) governing the approval of all audit and non-audit services performed by our independent auditor in order to ensure that the performance of such services does not impair the auditor’s independence.

According to the Policy, the Audit Committee will annually review and pre-approve the types of services and will set a limit on the fees for such services, that may be provided by the independent auditor during the following year. The Policy specifically describes the annual audit services and fees, other services that are audit-related, the preparation of tax returns and tax related compliance services and all other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is twelve (12) months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

Any service to be provided by the independent auditor that has not received general pre-approval under the Policy is required to be submitted to the Audit Committee for approval prior to the commencement of a substantial portion of the engagement. Any proposed service exceeding pre-approved cost levels is also required to be submitted to the Audit Committee for specific approval. For the fiscal years ended September 30, 2021 and 2020, all services rendered by our independent auditors were pre-approved by the Audit Committee pursuant to the Policy.

The Audit Committee will revise the list of general pre-approved services from time to time based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

DISCLOSURE OF AUDIT AND NON-AUDIT FEES

The following table sets forth the fees billed to us by our independent auditors, Mayer Hoffman McCann P.C. (“MHM”), for services rendered for the audit of our annual financial statements and the review of our quarterly financial statements for the fiscal years ended September 30, 2021 and 2020, and fees billed during those fiscal years for (i) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (ii) services rendered in connection with tax compliance, tax advice and tax planning, and (iii) all other fees for services rendered.

Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Audit Fees (1)	$414,000	$461,000
Audit-Related Fees (2)	19,080	18,550
Tax Fees	—	—
All Other Fees (3)	6,000	—
Total Fees	$439,080	$479,550

____________________

(1)
Annual audit and review of financial statements included in our reports on Form 10-Q and Form 10-K including an audit of our internal control over financial reporting for fiscal 2020, and services normally provided by the auditors in connection with statutory and regulatory filings.
(2)
Consists of services related to the audit of our defined contribution plan.
(3)
Consists of services related to the transition to successor audit firm.

PROPOSAL NO. 2 – TO APPROVE THE RATIFICATION OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Item No. 2 on the Proxy Card)

The Audit Committee has selected the independent registered public accounting firm Grant Thornton LLP (“Grant Thornton”) to audit our financial statements for the fiscal year ending September 30, 2022, and is seeking ratification of that choice by our shareholders. Regardless of whether the selection is ratified, the Audit Committee is responsible for the selection and ongoing oversight of the auditors and has the authority to replace Grant Thornton as the auditors for the 2022 fiscal year if it deems it appropriate to do so. Any such change subsequent to the Annual Meeting will not be submitted to the shareholders for ratification.

The Board of Directors anticipates that one or more representatives of Grant Thornton will be present at the Annual Meeting. Any such representative will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Change in Independent Auditor in November 2021

MHM previously was engaged to audit our consolidated financial statements for the year ended September 30, 2021 and was dismissed as our independent registered public accounting firm on November 17, 2021. The decision to dismiss MHM was made as part of a competitive bidding process to determine the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

The audit reports of MHM on the Company’s consolidated financial statements as of and for the years ended September 30, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended September 30, 2021 and 2020, there were no (1) disagreements with MHM on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreements in connection with its reports; and (2) events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended September 30, 2021 and 2020, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

VOTE REQUIRED

An affirmative vote from holders of a majority in voting power of the shares present at the Annual Meeting or represented by proxy and entitled to vote on the proposal is required to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022. Even if the selection is ratified, however, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and of our stockholders.

The Board of Directors recommends a vote “FOR” the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.

PROPOSAL NO. 3 – to vote on an ADVISORY (NON-BINDING) RESOLUTION TO

APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

(Item No. 3 on the Proxy Card)

The Dodd-Frank Act requires that our shareholders have the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

The advisory vote on executive compensation is not a vote on our general, non-named executive officer compensation policies, the compensation of our Board or our compensation policies as they relate to risk management.

Our Compensation Committee establishes our general compensation policies and specific compensation for each of our executive officers and administers our equity incentive compensation program. Our Compensation Committee is responsible for developing, administering and interpreting the compensation program for executive officers and other key employees.

Shareholders are urged to read the Executive Compensation section of this Proxy Statement and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

The vote solicited by this Proposal 3 is advisory, and, therefore, is not binding on the Company, our Board or our Compensation Committee, nor will its outcome require the Company, our Board or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company or the Board.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

The Board believes that the compensation of our named executive officers is appropriate and recommends a vote FOR the following advisory (non-binding) resolution:

RESOLVED, that the shareholders approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Philosophy, the compensation tables and any related material).

The Board of Directors recommends that you indicate your support “FOR” the compensation policies and procedures for our named executive officers, as outlined in the above resolution.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our common stock as of January 3, 2022, by (i) each director, director nominee and named executive officer of Amtech and (ii) all executive officers, directors and director nominees of Amtech as a group. The information included in the tables below was determined in accordance with Rule 13d-3 under the Exchange Act and is based upon the information furnished by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investment power with respect to the shares indicated as being beneficially owned.

Name and Address (1) (2)	No. of Shares of Common Stock Beneficially Held (3)		Percent of Common Stock Ownership (3)
Jong S. Whang	244,431	(4)	1.7%
Michael Whang	39,917	(5)	*
Lisa D. Gibbs	41,167	(6)	*
Robert M. Averick	2,561,000	(7)	18.2%
Robert C. Daigle	6,000	(8)	*
Michael Garnreiter	60,000	(9)	*
Sukesh Mohan	42,000	(10)	*
Director and Officer Total (7 people)	2,994,515	(11)	20.8%

____________________

*Less than 1%.

(1)
The address for each person listed in this table is c/o Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85281.
(2)
Mr. J.S. Whang is Chairman of our Board of Directors. Mr. Michael Whang is our President, Chief Executive Officer and Director. Ms. Gibbs is our Vice President, Chief Financial Officer, Secretary and Director. Messrs. Averick, Daigle, Garnreiter, and Mohan are Directors of Amtech.
(3)
Based on 14,025,192 shares of common stock outstanding as of January 3, 2022. The share amounts and percentages shown include shares of common stock actually owned as of January 3, 2022, and shares of common stock with respect to which the person had the right to acquire beneficial ownership within 60 days of such date pursuant to options or warrants. All shares of common stock that the identified person had the right to acquire within 60 days of January 3, 2022, upon the exercise of options or warrants, are deemed to be outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of the securities owned by any other person.
(4)
Includes 173,750 shares issuable upon exercise of options exercisable within 60 days of January 3, 2022.
(5)
Includes 37,917 shares issuable upon exercise of options exercisable within 60 days of January 3, 2022.
(6)
Includes 39,167 shares issuable upon exercise of options exercisable within 60 days of January 3, 2022.
(7)
Mr. Averick is a Portfolio Manager at Kokino LLC, which is a family office that provides investment management services to various clients who own shares of the Company’s common stock, including (i) Cornice Fiduciary Management LLC, as Trustee under Trust Agreement dated December 23, 1989 FBO the issue of Jonathan D. Sackler (the “Trust”); (ii) M3C Holdings LLC (“M3C”); and (iii) Piton Capital Partners LLC (“Piton”). As a Portfolio Manager at Kokino LLC, Mr. Averick shares the power to vote and dispose (or direct the disposition of) 2,561,000 shares of common stock, which is the sum of the common stock beneficially owned by the following persons: (i) 1,386,312 shares of common stock beneficially owned by the Trust; (ii) 263,688 shares of common stock beneficially owned by M3C; (iii) 600,000 shares of common stock beneficially owned by Piton; and (iv) 275,000 shares of common stock beneficially owned by Mr. Averick and that are held in his personal capacity, along with 36,000 shares that Mr. Averick may acquire by exercising options that are immediately exercisable.
(8)
Includes 6,000 shares issuable upon exercise of options exercisable within 60 days of January 3, 2022.
(9)
Includes 54,000 shares issuable upon exercise of options exercisable within 60 days of January 3, 2022.

(10)
Includes 42,000 shares issuable upon exercise of options exercisable within 60 days of January 3, 2022.
(11)
Includes 388,834 shares issuable upon exercise of options exercisable within 60 days of January 3, 2022.

The following table sets forth certain information concerning the beneficial ownership of our common stock based on information received by the Company as of January 3, 2022, by each person (other than directors or executive officers as disclosed in the chart above) known by us to be the beneficial owner of more than 5% of our common stock based on such filings.

Name and Address	No. of Shares of Common Stock Beneficially Held (1)		Percent of Common Stock Ownership (1)
5% Shareholders
Cornice Fiduciary Management LLC, as Trustee FBO the issue of Jonathan D. Sackler	1,386,312	(2)	9.9%
Royce & Associates LP	1,203,860	(3)	8.6%
Dimensional Fund Advisors LP	1,098,983	(4)	7.8%
Pacific Ridge Capital Partners, LLC	963,709	(5)	6.9%

____________________

(1)
Based on 14,025,192 shares of common stock outstanding as of January 3, 2022. The share amounts and percentages shown include shares of common stock actually owned as of January 3, 2022, and shares of common stock with respect to which the person had the right to acquire beneficial ownership within 60 days of such date pursuant to options or warrants. All shares of common stock that the identified person had the right to acquire within 60 days of January 3, 2022, upon the exercise of options or warrants, are deemed to be outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of the securities owned by any other person.
(2)
Mr. Averick shares beneficial ownership of these shares, as described in the foregoing footnotes. Information based on (i) the Schedule 13D/A filed with the SEC on November 27, 2018 on behalf of the Trust, M3C, Mr. Averick, Piton and OIH LLC (the “Joint Filers’ Schedule 13D/A”) and (ii) the Form 4 filed by Mr. Averick on November 24, 2021 (the “Averick Form 4”). Cornice Fiduciary Management LLC is Trustee under a Trust Agreement dated December 23, 1989 FBO the issue of Jonathan D. Sackler. Amount represents shares held in the Trust, for which Cornice Fiduciary Management LLC serves as sole Trustee and has voting power and dispositive power over such shares. Cornice Fiduciary Management LLC has no pecuniary interest in the shares held by the Trust. The Trust is a member of Piton, along with other clients of Kokino LLC. In the aggregate, clients of and other persons associated with Kokino LLC beneficially own 2,583,917 shares of common stock (i.e. 18.4% of shares of common stock outstanding), as described in the Joint Filers’ Schedule 13D/A and the Averick Form 4. The address for Cornice Fiduciary Management LLC is c/o Norton Rose Fulbright (US) LLP, 1301 Avenue of Americas, New York, NY 10019.
(3)
Information based on Schedule 13G filed with the SEC on January 14, 2022. Royce & Associates LP has voting authority over all reported shares. The address for Royce & Associates LP is 745 Fifth Avenue, New York, NY 10151.
(4)
Information based on Schedule 13F filed with the SEC on November 12, 2021. Dimensional Fund Advisors has voting authority over 1,069,760 of the 1,098,983 reported shares owned. The address for Dimensional Fund Advisors is Building One, 6300 Bee Cave Road, Austin, TX 78746.
(5)
Information based on Schedule 13F filed with the SEC on November 12, 2021. Pacific Ridge Capital Partners, LLC has voting authority over 869,719 of the 963,709 reported shares owned. The address for Pacific Ridge Capital Partners, LLC is 4900 Meadows Road, Suite 320, Lake Oswego, OR 97035.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information, as of September 30, 2021, concerning outstanding options and rights to purchase Common Stock granted to participants in all of our equity compensation plans and the number of shares of Common Stock remaining available for issuance under such equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan Category
Equity compensation plans approved by security holders (1)	608,269	$6.48	1,014,754
Equity compensation plans not approved by security holders	—		—
Total	608,269		1,014,754

____________________

(1)
Represents the 2007 Employee Stock Incentive Plan and the Non-Employee Director Stock Option Plan and all respective amendments to each thereto.

PROPOSAL NO. 4 – TO APPROVE THE AMTECH SYSTEMS, INC.

2022 EQUITY INCENTIVE PLAN

(Item No. 4 on the Proxy Card)

Introduction

At the Annual Meeting, shareholders will be asked to approve the Amtech Systems, Inc. 2022 Equity Incentive Plan. On November 16, 2021, our Board of Directors, at the recommendation of the Compensation Committee, approved the Amtech Systems, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), subject to approval by our shareholders at the Annual Meeting. The 2022 Plan will become effective on the date it is approved by our shareholders and will replace our 2007 Employee Stock Incentive Plan (the “Employee Plan”) and our Non-Employee Directors Stock Option Plan (the “Director Plan” and, together with the Employee Plan, the “Prior Plans”). We do not grant any equity awards under any plan other than the Prior Plans.

After the 2022 Plan becomes effective upon approval by our shareholders, no new awards will be made under the Prior Plans. The number of shares of our common stock that may be the subject of awards and issued under the 2022 Plan is 1,000,000. As of January 3, 2022, 952,207 shares in the aggregate were available for future awards under the Prior Plans. None of the shares remaining available for future awards under the Prior Plans as of the effective date of the 2022 Plan will be carried over into the 2022 Plan.

Our Board of Directors recommends that our shareholders vote for the 2022 Plan because it includes a number of features that we believe are consistent with the interests of our shareholders and sound corporate governance practices. The 2022 Plan also will provide us with a share reserve that will enable us to continue to provide a competitive mix of compensation to our key employees and directors. If the 2022 Plan is not approved by our shareholders, the Prior Plans will remain in effect and we will remain subject to their existing share reserve.

Compensation Best Practices

The 2022 Plan includes a number of features that we believe are consistent with the interests of our shareholders and sound corporate governance practices, including the following:

•
No repricing of underwater options or stock appreciation rights without shareholder approval. The 2022 Plan prohibits, without shareholder approval, actions to reprice, replace, or repurchase options or stock appreciation rights (“SARs”) when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.
•
No discounted option or SAR grants. The 2022 Plan requires that the exercise price of options or SARs be at least equal to the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).
•
No liberal share recycling. We may not add back to the 2022 Plan’s share reserve any shares that are delivered or withheld to pay the exercise price of an option award or to satisfy a tax withholding obligation in connection with any awards, shares that we repurchase using option exercise proceeds and shares subject to a SAR award that are not issued in connection with the stock settlement of that award upon its exercise.
•
No liberal definition of “change in control.” No change in control would be triggered by shareholder approval of a business combination transaction, the announcement or commencement of a tender offer or any Board assessment that a change in control may be imminent. The 2022 Plan provides for “double trigger” acceleration of equity awards upon a change of control, meaning vesting of time-based equity awards or performance-based equity awards requires both (1) the occurrence of a change in control and (2) an accompanying involuntary termination of service without cause within 12 months after the change in control (other than in the event awards are not continued, assumed, or replaced in connection with a corporate transaction, in which case they will accelerate upon the change in control, or in the event the award agreement provides otherwise).

•
Limit on Awards to Non-Employee Directors. The aggregate grant date fair value of awards granted during any calendar year to any non-employee director (excluding awards granted in lieu of compensation otherwise payable in cash) may not exceed $250,000.
•
Limits on dividends and dividend equivalents. The 2022 Plan prohibits the payment of dividend equivalents on stock options and SARs, and requires that any dividends and dividend equivalents payable or credited on unvested awards other than options and SARs (“full value awards”) must be subject to the same restrictions and risk of forfeiture as the underlying shares or share equivalents.

Factors Considered in Setting Size of Requested Share Reserve

As of January 3, 2022, there were 14,025,192 shares of our common stock issued and outstanding. The closing sale price of a share of our common stock on that date was $9.77.

In setting the proposed number of shares reserved and issuable under the 2022 Plan, the Compensation and Stock Option Committee and Board considered a number of factors as described below.

The number of shares of our common stock that may be the subject of awards and issued under the 2022 Plan is 1,000,000. The Board currently believes that the shares available for grant under the 2022 Plan will provide sufficient shares to satisfy the equity-based compensation needs of the Company for approximately four to five years following the Effective Date. In recommending approval of the 2022 Plan, the Board and the Compensation Committee, with input from its legal counsel, considered the Company’s historical equity compensation practices, the future compensation needs of the Company, guidelines issued by proxy advisory firms and the Company’s three-year average burn rate. The Company’s three-year average burn rate was 1.02%. “Burn rate” is the number of equity awards granted divided by the weighted average diluted shares outstanding as of the end of the applicable fiscal year.

Awards Outstanding and Shares Available for Grant

The table below shows, as of January 3, 2022, the shares reserved for issuance of outstanding awards and available for future grant under the Prior Plans. The table also shows the number of shares that will be available for future grants under each equity compensation plan following approval of the 2022 Plan by our shareholders.

	As of January 3, 2022		After Approval of 2022 Plan
	Shares Reserved for Issuance of Outstanding Awards(1)	Shares Available for Future Awards	Shares Reserved for Issuance of Outstanding Awards(1)	Shares Available for Future Awards(2)
Employee Plan	520,733	861,273	520,733	—
Director Plan	138,000	90,934	138,000	—
2022 Plan	—	—	—	1,000,000
Total	658,733	952,207	658,733	1,000,000
(1)
Shares reserved for issuance of outstanding awards as of January 3, 2022 consisted of the following:

	Types of Awards
	Options/SARs	Full Value Awards	Weighted Average Exercise Price of Options/SARs	Weighted Average Term to Expiration
Employee Plan	520,733	-	$7.77	6.54 years
Director Plan	138,000	-	$6.94	6.03 years

(2)
Following stockholder approval of the 2022 Plan, no further equity awards may be granted under the Employee Plan or the Director Plan.

Historical Equity Granting Practices

The Compensation Committee also considered the burn rate with respect to previously-granted equity awards. Our three-year average burn rate was approximately 1.02% for fiscal years 2019 through 2021. Burn rate is calculated as the total number of shares subject to awards granted to participants in a single year expressed as a percent of our basic weighted average common shares outstanding for that year. We believe our historical burn rate is reasonable for a company of our size in our industry.

Estimated Duration of Shares Available

The Compensation Committee and Board currently believe that the shares available for issuance under the 2022 Plan should result in an adequate number of shares of common stock for future awards for approximately 4 to 5 years.

Expectations regarding future share usage under the 2022 Plan are based on a number of assumptions and there are a number of factors that could impact the Company’s future equity share usage. Among the factors that will impact the Company’s share usage are: changes in the number of eligible recipients, the rate of future compensation increases/changes in market grant values, the rate at which shares are returned to the 2022 Plan reserve through forfeitures, cancellations and the like, changes in the structure of the Company’s long-term incentive programs, and our future stock price performance. While the Compensation and Stock Option Committee believes that the assumptions utilized are reasonable, future share usage will differ to the extent that actual events differ from our assumptions.

Summary of Principal Terms

The major features of the 2022 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2022 Plan, which is attached to this proxy statement as Appendix A.

Eligible Participants

Employees and non-employee directors of the Company will be eligible to receive awards under the 2022 Plan. As of January 3, 2022, there were approximately 300 employees of the Company and 4 non-employee directors of the Company who would be eligible to receive awards under the 2022 Plan.

Administration

The 2022 Plan will be administered by the Compensation and Stock Option Committee. To the extent not inconsistent with applicable law or stock exchange rules, the Compensation and Stock Option Committee may delegate its authority under the 2022 Plan to any one or more of its members, or, with respect to awards to participants who are not themselves our directors or executive officers, to one or more of our directors or executive officers or to a committee of the Board comprised of one or more directors. The Compensation and Stock Option Committee may also delegate non-discretionary administrative duties to other persons as it deems advisable. The full Board of Directors will perform the duties and have the responsibilities of the Committee with respect to awards under the 2022 Plan that are made to our non-employee directors.

The Compensation and Stock Option Committee has the authority to determine the persons to whom awards will be granted, the timing of awards, the type and number of shares covered by each award, the terms, conditions, performance criteria, restrictions and other provisions of the awards, as well as the manner in which awards are paid and settled. The Compensation and Stock Option Committee may also establish, rescind, and modify rules to administer the 2022 Plan, adopt subplans or special provisions applicable to awards, interpret the 2022 Plan, any award and any related award agreement, reconcile any inconsistency, correct any defect or supply an omission in the 2022 Plan and any related award agreement, cancel or suspend an award, accelerate the vesting or extend the exercise period of an award (whether by amendment or other action), grant substitute awards in accordance with the 2022 Plan, and require or permit the deferral of the settlement of an award.

Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the 2022 Plan prohibits the Compensation and Stock Option Committee from repricing any outstanding option or SAR awards without the prior approval of our shareholders. For these purposes, a “repricing” includes amending the terms of an option or SAR award to lower the exercise price, canceling an option or SAR award in conjunction with granting a replacement option or SAR award with a lower exercise price, canceling an option or SAR award in exchange for cash, other property or grant of a new full value award at a time when the per share exercise price of the option or SAR award is greater than the fair market value of a share of our common stock, or otherwise making an option or SAR award subject to any action that would be treated under accounting rules as a “repricing.”

Subject to certain limitations set forth in the 2022 Plan, with respect to awards to service providers who are located outside of the United States, the Compensation and Stock Option Committee may also establish such subplans and modify exercise procedures and other 2022 Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

Available Shares and Limitations on Awards

A maximum of 1,000,000 shares of our common stock may be the subject of awards and issued under the 2022 Plan. Full value awards, options, and SARs granted under the 2022 Plan will count as one share against the 2022 Plan’s authorized share reserve.

The aggregate grant date fair value of all awards granted under the 2022 Plan during any calendar year to any non-employee director (excluding any awards granted at the election of a non-employee director in lieu of all or any portion of retainers or fees otherwise payable to non-employee directors in cash) with respect to such individual’s service as a non-employee director shall not exceed $250,000.

In addition, any shares of common stock subject to an award under the 2022 Plan that subsequently expire, are cancelled or forfeited or are settled for cash will, to the extent of such cancellation, forfeiture, expiration or cash settlement, again become available for awards under the 2022 Plan. However, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares repurchased by the Company using option exercise proceeds, and any shares subject to a SAR award that are not issued in connection with the stock settlement of that award upon its exercise shall not become available for future awards or replenish the 2022 Plan share reserve.

Any shares of common stock issuable during the term of the 2022 Plan as a result of the reinvestment of dividends or the deemed reinvestment of dividend equivalents in connection with an award under the 2022 Plan that are forfeited will automatically replenish the 2022 Plan share reserve to the extent of such forfeiture.

Awards granted or shares of our common stock issued under the 2022 Plan upon the assumption of, or in substitution or exchange for, outstanding equity awards previously granted by an entity acquired by us or any of our affiliates or with which we or any of our affiliates combines (referred to as “substitute awards”) will not reduce the share reserve under the 2022 Plan and will not reduce the shares authorized for grant to a participant in any calendar year.

Additionally, if a company acquired by us or any of our affiliates or with which we or any of our affiliates combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of that pre-existing plan may be used for awards under the 2022 Plan and shall supplement the share reserve under the 2022 Plan, but only if the awards are made to individuals who were not employed by, or serving as a non-employee director of, us or any of our affiliates prior to such acquisition or combination.

Share Adjustment Provisions

If certain transactions occur that cause the per share value of our common stock to change, such as stock dividends, stock splits, spinoffs, rights offerings or certain recapitalizations (referred to as “equity restructurings”), the Compensation and Stock Option Committee will make such adjustments as it deems equitable and appropriate to: (i) the aggregate number and kind of shares or other securities issued or reserved for issuance under the 2022 Plan, (ii) the number and kind of shares or other securities subject to outstanding awards, (iii) the exercise price of outstanding options and SARs, and (iv) award limitations prescribed by the 2022 Plan. Other types of transactions may also affect our common stock, such as reorganizations, mergers, consolidations or liquidations. If there is such a transaction and the Compensation and Stock Option Committee determines that adjustments of the type previously described in connection with equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the 2022 Plan, the Compensation and Stock Option Committee will make such adjustments as it may deem equitable.

Types of Awards

The 2022 Plan permits us to award stock options, SARs, restricted stock awards, stock unit awards, and other stock-based awards to eligible recipients. These types of awards are described in more detail below.

Options. Employees of our company or any subsidiary may be granted options to purchase common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Code, and any eligible recipient may be granted options to purchase common stock that do not qualify as incentive stock options, referred to as “non-qualified stock options.” The per share exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the option is granted as a substitute award as described earlier, and except that the exercise price of an incentive stock option granted to any employee who owns more than 10% of the voting power of all classes of stock in our company or a subsidiary shall not be less than 110% of the fair market value of one share of our common stock on the date of grant. “Fair market value” under the 2022 Plan means the closing sales price of a share of our common stock on the principal securities market on which it trades on the date for which it is being determined. As of January 3, 2022, the closing sale price of a share of our common stock on the Nasdaq Global Select Market was $9.77.

The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash or in such other manner as the Compensation and Stock Option Committee may permit, including by payment under a broker-assisted sale and remittance program, by withholding shares otherwise issuable to the participant upon exercise of the option or by delivery to the Company of shares (by actual delivery or attestation) already owned by the participant. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.

An option will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Compensation and Stock Option Committee, and no option may have a term greater than 10 years from its date of grant, provided that the term of an incentive stock option granted to any employee who owns more than 10% of the voting power of all classes of stock in our company or a subsidiary shall not be more than five years. No dividends or dividend equivalents may be paid or credited with respect to shares subject to an option award.

The aggregate fair market value of shares of our common stock with respect to which incentive stock options granted to any participant may first become exercisable during any calendar year may not exceed $100,000. Any incentive stock options that become exercisable in excess of this amount will be treated as non-qualified stock options. The maximum number of shares that may be issued upon the exercise of incentive stock option awards under the 2022 Plan is equal to the size of the 2022 Plan’s share reserve as described above.

Stock Appreciation Rights. A SAR award provides the right to receive upon exercise a payment from us equal to the difference between (i) the fair market value as of the date of exercise of the number of shares of our common stock as to which the SAR is being exercised, and (ii) the aggregate exercise price of that number of shares. The Compensation and Stock Option Committee determines whether payment will be made in shares of our common stock, cash or a combination of both. The exercise price per share of a SAR award will be determined by the Compensation and Stock Option Committee, but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. No dividends or dividend equivalents may be paid or credited with respect to shares subject to a SAR award. A SAR award may not have a term greater than 10 years from its date of grant and will be subject to such other terms and conditions, consistent with the terms of the 2022 Plan, as may be determined by the Compensation and Stock Option Committee.

Restricted Stock Awards. A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the Compensation and Stock Option Committee. Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The Compensation and Stock Option Committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously in our service for a certain period or that we, or any of our subsidiaries or business units, satisfy specified performance goals. Any dividends or distributions payable with respect to shares that are subject to the unvested portion of a restricted stock award will be subject to the same restrictions and risk of forfeiture as the shares to which such dividends or distributions relate. Unless otherwise provided in an award agreement, participants are entitled to vote restricted shares prior to the time they vest.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of a specified number of shares of our common stock, payable in cash, shares, or a combination of both, that vests at such times, in such installments and subject to such conditions as may be determined by the Compensation and Stock Option Committee, including the satisfaction of specified performance goals. Until it vests, a stock unit award is subject to restrictions and the possibility of forfeiture. Following the vesting of a stock unit award, settlement of the award and payment to the participant will be made at such time as determined by the Compensation and Stock Option Committee. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the 2022 Plan, as may be determined by the Compensation and Stock Option Committee. The Compensation and Stock Option Committee may provide for the payment of dividend equivalents on stock unit awards and other stock-based awards, but any such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the underlying units or other share equivalents to which such dividend equivalents relate.

Other Stock-Based Awards. The Compensation and Stock Option Committee may grant awards of common stock and other awards that are valued by reference to and/or payable in shares of our common stock under the 2022

Plan. The Compensation and Stock Option Committee has discretion in determining the terms and conditions of such awards.

Transferability of Awards

In general, no right or interest in any award under the 2022 Plan may be assigned, transferred, exchanged or encumbered by a participant, voluntarily or involuntarily, except by will or the laws of descent and distribution. However, the Compensation and Stock Option Committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant’s family member or pursuant to a domestic relations order. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.

Change in Control

If a change in control of the Company that involves a corporate transaction occurs, then the consequences will be as described below, unless otherwise provided in an applicable award agreement or another written agreement between the participant and the Company. If outstanding awards are continued, assumed or replaced by the surviving or successor entity in connection with a corporate transaction, and if within 12 months after the corporate transaction a participant’s employment or other service is involuntarily terminated without cause, (i) each of the participant’s outstanding options and SARs will become exercisable in full and remain exercisable for one year, and (ii) each of the participant’s unvested full value awards will fully vest. For these purposes, the performance goals under a performance-based full value award will be deemed to have been achieved at the target level of performance and the vested portion of the award at that level of performance will be proportionate to the portion of the performance period during which the participant was a service provider.

If any outstanding award is not continued, assumed or replaced in connection with a change in control involving a corporate transaction, then (i) all outstanding options and SARs will become fully exercisable for a period of time prior to the effective time of the corporate transaction and will then terminate at the effective time of the corporate transaction, and (ii) all full value awards will fully vest immediately prior to the effective time of the corporate transaction, with performance-based full value awards considered fully vested at the target level of performance and the vested portion of the award at that level of performance will be proportionate to the portion of the performance period that has elapsed as of the effective time of the corporate transaction. Alternatively, if outstanding awards are not continued, assumed or replaced, the Compensation and Stock Option Committee may elect to cancel such awards in exchange for a payment with respect to each award in an amount equal to the excess, if any, between the fair market value as determined in good faith by the Compensation and Stock Option Committee of the consideration that would otherwise be received in the corporate transaction for the number of shares subject to the award over the aggregate exercise price (if any) for the shares subject to such award (or, if there is no excess, such award may be terminated without payment).

If a change in control of the Company occurs that does not involve a corporate transaction, the Compensation and Stock Option Committee may, in its discretion, take such action as it deems appropriate with respect to outstanding awards, which may include: (i) providing for the cancellation of any award in exchange for payments in a manner similar to that provided above or (ii) making such adjustments to the awards then outstanding as the Compensation and Stock Option Committee deems appropriate to reflect such change in control, which may include the acceleration of vesting in full or in part. The Compensation and Stock Option Committee will not be required to treat all Awards similarly in such circumstances, and may include such further provisions and limitations in any award agreement as it may deem equitable and in the best interests of the Company.

For purposes of the 2022 Plan, the following terms have the meanings indicated:

“Cause” means, unless otherwise defined in an applicable agreement, a participant’s (i) failure to perform satisfactorily the duties reasonably required of the participant by the Company (other than by reason of disability); (ii) material violation of any law, rule, regulation, court order or regulatory directive (other than traffic violations, misdemeanors or other minor offenses); (iii) material breach of the Company's business conduct or ethics code or of any fiduciary duty or nondisclosure, non-solicitation, non-competition or similar obligation owed to the Company; (iv) engaging in any act or practice that involves personal dishonesty on the part of the participant or demonstrates a willful and continuing disregard for the best interests of the Company; or (v) engaging in dishonorable or disruptive behavior, practices or acts which would be reasonably expected to harm or bring disrepute to the Company, its business or any of its customers, employees or vendors.

“Change in control” generally refers to the acquisition by a person or group of beneficial ownership of 50% or more of the combined voting power of our voting securities, our continuing directors ceasing to constitute a majority of our Board, or the consummation of a corporate transaction as defined below (unless immediately following such corporate transaction all or substantially all of our previous holders of voting securities beneficially own more than 50% of the combined voting power of the resulting entity in substantially the same proportions).

“Corporate transaction” generally means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving entity.

Effect of Termination of Service

Unless otherwise set forth in an applicable agreement, if a participant’s service with us and all of our affiliates terminates, awards under the 2022 Plan will be treated as set forth in the 2022 Plan. Upon termination of service for any reason other than retirement, death or disability, or due to a reduction in force, all unexercised option and SAR awards and all unvested portions of any other outstanding awards shall be immediately forfeited without consideration. Upon termination of service for retirement, the currently vested and exercisable portions of option and SAR awards may be exercised for a period of 90 days after the date of such termination (however, if the participant thereafter dies during such 90 days, the vested and exercisable portions of the option and SAR Awards may be exercised for a period of one year after the date of such termination) and all unvested portions of any other outstanding awards shall be immediately forfeited without consideration. Upon termination of service due to death or disability, the currently vested and exercisable portions of option and SAR awards may be exercised for a period of one year after the date of such termination and all unvested portions of any other outstanding awards shall be immediately forfeited without consideration. Upon termination of service due to a reduction in force, the currently vested and exercisable portions of option and SAR awards may be exercised for a period of 90 days after the date of such termination (however, if the participant thereafter dies during such 90-day period, the vested and exercisable portions of the option and SAR awards may be exercised for a period of one year after the date of such termination) and all unvested portions of any other outstanding awards shall be immediately forfeited without consideration.

Effective Date and Term of the 2022 Plan

The 2022 Plan will become effective on the date it is approved by the Company’s shareholders. No awards will be made under the 2022 Plan prior to its effective date. Unless terminated earlier, the 2022 Plan will terminate on the tenth anniversary of the effective date.

Awards outstanding under the 2022 Plan at the time it is terminated will continue in accordance with their terms and the terms of the 2022 Plan unless otherwise provided in the applicable agreements. The Board may suspend or terminate the 2022 Plan at any time.

Amendment of the Plan

The Board may amend the 2022 Plan from time to time, but no amendments to the 2022 Plan will be effective without shareholder approval if such approval is required under applicable laws, regulations or stock exchange rules. No termination, suspension or amendment of the 2022 Plan may materially impair the rights of any participant under a previously granted award without the consent of the affected participant, unless such action is necessary to comply with applicable laws or stock exchange rules.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the 2022 Plan, based on current statutes, regulations and interpretations. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Non-Qualified Stock Options. If a participant is granted a non-qualified stock option under the 2022 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

Incentive Stock Options. If a participant is granted an incentive stock option under the 2022 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. Except in the event of death, if the holding period requirements are not met, there will be a “disqualifying disposition.” As a result of a disqualifying disposition, the participant will have ordinary income in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid (and the Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income); and the participant will have capital gain (which may be long term or short term) to the extent the fair market value on the date of the disqualifying disposition exceeds the fair market value of the shares acquired at the time of exercise. If the fair market value of the shares at the time of a disqualifying disposition is less than the exercise price paid, then the participant will have a capital loss, which may be subject to limitations.

Other Awards. The current federal income tax consequences of other awards authorized under the 2022 Plan generally follow certain basic patterns. An award of restricted stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Code Section 83(b) to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. SAR awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Code Section 162(m) with respect to covered employees.

Section 162(m) of the Code. Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain employees in a taxable year to the extent that compensation to the certain employee exceeds $1,000,000.

Section 409A of the Code. The foregoing discussion of tax consequences of awards under the 2022 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

Awards Under the 2022 Plan and New Plan Benefits

Future awards under the 2022 Plan will be subject to the discretion of the Compensation Committee and will depend on a variety of factors, including the value of our common stock at the time of grant, as well as Company, divisional, and individual performance. Accordingly, it is not possible to determine the future benefits that would be received under the 2022 Plan, other than with respect to the annual equity grants made to our non-employee directors. See “Director Compensation” in this Proxy Statement. Further, information regarding awards made to named executive officers under the Employee Plan during fiscal 2021 is provided under “Summary Compensation Table” in this Proxy Statement.

Vote Required

Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of votes cast by holders of common stock represented and entitled to vote at the Annual Meeting is required to approve the 2022 Plan.

The Board of Directors recommends and encourages you to vote "FOR" the approval of the Amtech Systems, Inc. 2022 Equity Incentive Plan.

OTHER MATTERS

Annual Report

Our Annual Report for the fiscal year ended September 30, 2021, is enclosed herewith.

Deadline for Shareholder Proposals for Action at our Next Annual Meeting

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our annual meeting of shareholders for the fiscal year ending September 30, 2022 must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than November 2, 2022, and no later than December 2, 2022. Shareholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our Corporate Secretary at 131 South Clark Drive, Tempe, Arizona 85281. The requirements for advance notice of shareholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

We anticipate holding our 2023 Annual Meeting of Shareholders on March 8, 2023. December 14, 2022 is the deadline for any shareholder who wishes to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act. However, if the date of our annual meeting of shareholders for the fiscal year ending September 30, 2022 is changed by more than 30 days from the anniversary of the date of the previous year’s meeting, then the deadline will be a reasonable time before we begin to print and send our proxy statement for our 2023 Annual Meeting of Shareholders for the fiscal year ending September 30, 2022. Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be addressed to the Corporate Secretary, Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85281. If a shareholder proposal is introduced at the 2023 Annual Meeting of Shareholders without any discussion of the proposal in our proxy statement, and the shareholder does not notify us on or before January 22, 2023, as required by SEC Rule 14a-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Shareholders, then proxies received by us for the 2023 Annual Meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal.

Shareholder Communications with Board of Directors

We do not have formal procedures for shareholder communications with the Board of Directors. However, any matter intended for the Board or any Board Committee should be directed to our Corporate Secretary at 131 South Clark Drive, Tempe, Arizona 85281, with a request to forward the same to the intended recipient. All shareholder communications delivered to the Corporate Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the shareholder’s instructions.

No Incorporation by Reference

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we refer you to information previously filed with the SEC that should be considered as part of the particular filing. As provided under SEC regulations and noted above, the “Audit Committee Report” contained in this Proxy Statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “Soliciting Material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Householding of Proxy Materials

The SEC permits companies and intermediaries (i.e., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

If you are currently receiving multiple copies of our Proxy Statement and Annual Report at your address and would like to request householding of your communications, please contact your broker. Once you have elected householding of your communications, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker if you own shares in street name or direct your written request to our Corporate Secretary at Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85281 if you are a shareholder of record. Shareholders currently participating in householding may request additional copies of the Proxy Statement and Annual Report by contacting us at (480) 967-5146.

APPENDIX A

AMTECH SYSTEMS, INC.

2022 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of the Amtech Systems, Inc. 2022 Equity Incentive Plan (the “Plan”) is to enable the Company and any Affiliates to attract, retain and motivate their officers and other key employees, and to further align the interests of such persons with those of the stockholders of the Company by providing for or increasing the proprietary interest of such persons in the Company, and to thereby promote the Company’s long-term business success.

2. Definitions. In this Plan, the following definitions will apply.

(a) “Affiliate” means any entity that is a Subsidiary of the Company, or any other entity in which the Company owns, directly or indirectly, at least 50% of combined voting power of the entity’s Voting Securities and which is designated by the Committee as covered by the Plan.

(b) “Agreement” means the written or electronic agreement, notice or other document containing the terms and conditions applicable to each Award granted under the Plan, including all amendments thereto. An Agreement is subject to the terms and conditions of the Plan.

(c) “Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Stock Units or an Other Stock-Based Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, unless otherwise defined in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate, a Participant’s (i) failure to perform satisfactorily the duties reasonably required of the Participant by the Company (other than by reason of Disability); (ii) material violation of any law, rule, regulation, court order or regulatory directive (other than traffic violations, misdemeanors or other minor offenses); (iii) material breach of the Company's business conduct or ethics code or of any fiduciary duty or nondisclosure, non-solicitation, non-competition or similar obligation owed to the Company or any Affiliate; (iv) engaging in any act or practice that involves personal dishonesty on the part of the Participant or demonstrates a willful and continuing disregard for the best interests of the Company and its Affiliates; or (v) engaging in dishonorable or disruptive behavior, practices or acts which would be reasonably expected to harm or bring disrepute to the Company or any of its Affiliates, their business or any of their customers, employees or vendors.

(f) “Change in Control” means the occurrence of any of the following:

(1) An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control:

(A) any acquisition of securities of the Company by an Exchange Act Person from the Company for the purpose of providing financing to the Company;

(B) any formation of a Group consisting solely of beneficial owners of the Company’s Voting Securities as of the effective date of this Plan;

(C) any repurchase or other acquisition by the Company of its Voting Securities that causes any Exchange Act Person to become the beneficial owner of 50% or more of the Company’s Voting Securities; or

(D) with respect to any particular Participant, any acquisition of securities of the Company by the Participant, any Group including the Participant, or any entity controlled by the Participant or a Group including the Participant.

If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities after initially becoming the beneficial owner of 50% or more of the combined voting power of the Company’s Voting Securities by one of the means described in those clauses, then a Change in Control will be deemed to have occurred. Furthermore, a Change in Control will occur if a Person becomes the beneficial owner of more than 50% of the Company’s Voting Securities as the result of a Corporate Transaction only if the Corporate Transaction is itself a Change in Control pursuant to subsection 2(f)(3).

(2) Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board.

(3) A Corporate Transaction is consummated, unless, immediately following such Corporate Transaction, all or substantially all of the individuals and entities who were the beneficial owners of the Company’s Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity resulting from such Corporate Transaction (including beneficial ownership through any Parent of such entity) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s Voting Securities.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in this Section 2(f) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(g) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include any applicable regulations thereunder and any successor or similar statutory provisions.

(h) “Committee” means two or more Non‑Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of applicable stock exchange rules and regulations and (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3.

(i) “Company” means Amtech Systems, Inc., an Arizona corporation, and any successor thereto.

(j) “Continuing Director” means an individual (i) who is, as of the effective date of the Plan, a director of the Company, or (ii) who becomes a director of the Company after the effective date hereof and whose initial election, or nomination for election by the Company’s stockholders, was approved by at least a majority of the then Continuing Directors, but excluding, for purposes of this clause (ii), an individual whose initial assumption of office occurs as the result of an actual or threatened proxy contest involving the solicitation of proxies or consents by a person or Group other than the Board, or by reason of an agreement intended to avoid or settle an actual or threatened proxy contest.

(k) “Corporate Transaction” means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving entity.

(l) “Disability” means (A) any permanent and total disability under any long-term disability plan or policy of the Company or its Affiliates that covers the Participant, or (B) if there is no such long-term disability plan or policy, “total and permanent disability” within the meaning of Code Section 22(e)(3).

(m) “Employee” means an employee of the Company or an Affiliate.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(o) “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Affiliate; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.

(p) “Fair Market Value” means the fair market value of a Share determined as follows:

(1) If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2) If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(q) “Full Value Award” means an Award other than an Option Award or Stock Appreciation Right Award.

(r) “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(s) “Group” means two or more persons who act, or agree to act together, as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities of the Company.

(t) “Non-Employee Director” means a member of the Board who is not an Employee.

(u) “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non‑Qualified Stock Option” or “NQSO” means an Option other than an Incentive Stock Option.

(v) “Other Stock-Based Award” means an Award described in Section 11 of this Plan.

(w) “Parent” means a “parent corporation,” as defined in Code Section 424(e).

(x) “Participant” means a Service Provider to whom a then-outstanding Award has been granted under the Plan.

(y) “Plan” means this Amtech Systems, Inc. 2022 Equity Incentive Plan, as amended and in effect from time to time.

(z) “Prior Plans” means the 2007 Employee Stock Incentive Plan of Amtech Systems, Inc. and the Non-Employee Directors Stock Option Plan.

(aa) “Reduction in Force” means a reduction-in-force, job elimination, facility closing, reorganization or consolidation, as determined by the Company in its sole discretion.

(bb) “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(cc) “Retirement” means any termination of a Participant’s Service, other than for Cause, pursuant to a pension or retirement plan adopted by the Company in which the Participant participates or occurring at or after age 65.

(dd) “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services to the Company or any Affiliate or upon the entity to which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

(ee) “Service Provider” means an Employee or a Non-Employee Director.

(ff) “Share” means a share of Stock.

(gg) “Stock” means the common stock, $0.01 par value per Share, of the Company.

(hh) “Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

(ii) “Stock Unit” means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(jj) “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

(kk) “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines. The terms and conditions of a Substitute Award may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which it has been granted.

(ll) “Voting Securities” of an entity means the outstanding equity securities (or comparable equity interests) entitled to vote generally in the election of directors of such entity.

3. Administration of the Plan.

(a) Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b) Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1) determining the Service Providers to whom Awards will be granted, the timing of each such Award, the type of and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

(2) cancelling or suspending an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 15(d) and 15(e);

(3) adopting sub-plans or special provisions applicable to Awards, establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement, reconciling any inconsistency, correcting any defect or supplying an omission in the Plan or any Agreement, and making all other determinations necessary or desirable for the administration of the Plan;

(4) granting Substitute Awards under the Plan;

(5) taking such actions as are provided in Section 3(c) with respect to Awards to foreign Service Providers; and

(6) requiring or permitting the deferral of the settlement of an Award, and establishing the terms and conditions of any such deferral.

Notwithstanding the foregoing, the Board shall perform the duties and have the responsibilities of the Committee with respect to Awards made to Non-Employee Directors.

(c) Awards to Foreign Service Providers. The Committee may grant Awards to Service Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such subplans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

(d) Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if one or more members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i) and (ii) of Section 2(h). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more directors or executive officers of the Company or to a committee of the Board comprised of one or more directors of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(e) Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

(f) Indemnification. Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual’s duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company’s expense, to handle and defend the claims before such person undertakes to handle and defend them on such person’s own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

4. Shares Available Under the Plan.

(a) Maximum Shares Available. Subject to Section 4(b) and to adjustment as provided in Section 12(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 1,000,000. No further awards may be made under the Prior Plans after the effective date of this Plan. Shares issued under the Plan may be Shares that either were reacquired by the Company, including Shares purchased on the open market, or authorized but unissued Shares. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:

(1) Shares shall be counted against the share reserve as one Share for every one Share granted.

(2) Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve shall be the maximum number of Shares that could be received under that particular Award, until such time as it can be determined that only a lesser number of shares could be received.

(3) Shares subject to Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(4) Awards that may be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(b) Effect of Forfeitures and Other Actions. Any Shares subject to an Award under this Plan that expires, is cancelled or forfeited or is settled for cash shall, to the extent of such cancellation, forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the share reserve under Section 4(a) shall be correspondingly replenished as provided in Section 4(c) below. The following Shares shall not, however, again become available for Awards or replenish the share reserve under Section 4(a): (i) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company in payment of the exercise price of a stock option issued under this Plan, (ii) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award under this Plan, (iii) Shares repurchased by the Company with proceeds received from the exercise of a stock option issued under this Plan, and (iv) Shares subject to a stock appreciation right award issued under this Plan that are not issued in connection with the stock settlement of that award upon its exercise.

(c) Counting Shares Again Available. Each Share that again becomes available for Awards as provided in Section 4(b) shall correspondingly increase the share reserve under Section 4(a), with such increase based on the same share ratio by which the applicable share reserve was decreased upon the grant of the applicable award.

(d) Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall supplement the Share reserve under Section 4(a). Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(e) No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, adopt any rounding convention it deems suitable or pay cash in lieu of any fractional Share in settlement of an Award.

(f) Limits on Awards to Non-Employee Directors. The aggregate grant date fair value (as determined in accordance with generally accepted accounting principles applicable in the United States) of all Awards granted during any calendar year to any Non-Employee Director (excluding any Awards granted at the election of a Non-Employee Director in lieu of all or any portion of retainers or fees otherwise payable to Non-Employee Directors in cash) with respect to such individual’s Service as a Non-Employee Director shall not exceed $250,000.

5. Eligibility. Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees.

6. General Terms of Awards.

(a) Award Agreement. Each Award shall be evidenced by an Agreement setting forth the amount of the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. If an Agreement calls for acceptance by the Participant, the Award evidenced by the Agreement will not become effective unless acceptance of the Agreement in a manner permitted by the Committee is received by the Company within the period specified in the Agreement. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.

(b) Vesting and Term. Each Agreement shall set forth the period until the applicable Award is scheduled to vest and, if applicable, expire (which shall not be more than ten years from the Grant Date), and, consistent with the requirements of this Section 6(b), the applicable vesting conditions and any applicable performance period. The Committee may provide in an Agreement for such vesting conditions and timing as it may determine. Unless the Committee provides otherwise, the vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.

(c) Transferability. Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of Service of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

(d) Designation of Beneficiary. To the extent permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award that is exercisable or payable on or after the Participant’s death. Any such designation shall be on a form approved by the Company and shall be effective upon its receipt by the Company.

(e) Termination of Service. Unless otherwise provided in an applicable Agreement or another then-effective written agreement between a Participant and the Company, and subject to Section 3(b)(2) and Section 12 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or SAR Award, as applicable):

(1) Upon termination of Service for any reason other than Retirement, death or Disability, or due to a Reduction in Force, all unexercised Option and SAR Awards and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2) Upon termination of Service for Retirement, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of ninety (90) days after the date of such termination and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration. If a

Participant thereafter dies during such three-month period, the vested and exercisable portions of the Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(3) Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of one year after the date of such termination and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(4) Upon termination of Service due to a Reduction in Force, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of ninety (90) days after the date of such termination and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration. If a Participant thereafter dies during such three-month period, the vested and exercisable portions of the Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(f) Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to any Shares covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

(g) Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the grant, vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award, and such performance measures may include, without limitation, one or more of the following either individually, alternatively or in any combination: cash flow, earnings per share or increases of same, earnings before interest, taxes and amortization, return on equity, total shareholder return, bookings, share price performance, return on capital or investment, return on assets or net assets, revenue, income or net income, operating income or net operating income, operating profit or net operating profit, operating margin or profit margin, return on operating revenue, pre-tax or after-tax profit levels, revenues or revenue growth, economic or cash value added, results of customer satisfaction surveys, other measures of performance, quality, safety, productivity or process improvement, market share and overhear or other expense reduction. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which the grant, vesting, exercisability, lapse of restrictions and/or settlement of such Award has been earned. The Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or adjustments to or waivers of the achievement of performance goals under specified circumstances such as (i) the occurrence of events that are extraordinary or unusual in nature or infrequently occurring, such as a Change in Control, an equity restructuring (as described in Section 12(a)), acquisitions, divestitures, restructuring activities, recapitalizations, or asset write-downs, (ii) a change in applicable tax laws or accounting principles, (iii) the Participant’s death or Disability or (iv) other extraordinary non-recurring items.

(h) Dividends and Dividend Equivalents. No dividends, dividend equivalents or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions payable with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions and risk of forfeiture as the Shares to which such dividends or distributions relate. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents, based on dividends actually declared and paid on outstanding Shares, on the units or other Share equivalents subject to the Stock Unit Award or Other Stock-Based Award, and such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the units or other Share equivalents to which such dividend equivalents relate. The additional terms of any such dividend equivalents will be as set forth in the applicable Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Any Shares issued or issuable during the term of this Plan as the result of the reinvestment of dividends or the deemed reinvestment of dividend equivalents in connection with an Award shall be counted against, and replenish upon any subsequent forfeiture, the Plan’s share reserve as provided in Section 4.

(i) Deferrals of Full Value Awards. The Committee may, in its discretion, permit or require the deferral by a Participant of the issuance of Shares or payment of cash in settlement of any Full Value Award, subject to such terms, conditions, rules and procedures as it may establish or prescribe for such purpose and with the intention of complying with the applicable requirements of Code Section 409A. The terms, conditions, rules and procedures for any such deferral shall be set forth in writing in the relevant Agreement or in such other agreement, plan or document as the Committee may determine. The terms, conditions, rules and procedures for any such deferral shall address, to the extent relevant, matters such as: (i) the amount of compensation that may or must be deferred (or the method for calculating the amount); (ii) the permissible time(s) and form(s) of payment of deferred amounts; (iii) the terms and conditions of any deferral elections by a Participant or of any deferral required by the Company; and (iv) the crediting of interest or dividend equivalents on deferred amounts.

7. Stock Option Awards.

(a) Type and Exercise Price. The Agreement pursuant to which an Option Award is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option Award may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424).

(b) Payment of Exercise Price. The purchase price of the Shares with respect to which an Option Award is exercised shall be payable in full at the time of exercise. The purchase price may be paid in cash or in such other manner as the Committee may permit, including by payment under a broker-assisted sale and remittance program, by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in either case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

(c) Exercisability and Expiration. Each Option Award shall be exercisable in whole or in part on the terms provided in the Agreement. No Option Award shall be exercisable at any time after its scheduled expiration. When an Option Award is no longer exercisable, it shall be deemed to have terminated.

(d) Incentive Stock Options.

(1) An Option Award will constitute an Incentive Stock Option Award only if the Participant receiving the Option Award is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option Award’s Grant Date) of the Shares with respect to which Incentive Stock Option Awards held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 or such other amount specified by the Code. To the extent an Option Award granted to a Participant exceeds this limit, the Option Award shall be treated as a Non-Qualified Stock Option Award. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Option Awards under the Plan shall be 1,000,000, subject to adjustment as provided in Section 12(a).

(2) No Participant may receive an Incentive Stock Option Award under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined Voting Power of all classes of stock of the Company or an Affiliate, unless (i) the per Share exercise price for such Award is at least 110% of the Fair Market Value of a Share on the Grant Date and (ii) such Award will expire no later than five years after its Grant Date.

(3) For purposes of continued Service by a Participant who has been granted an Incentive Stock Option Award, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(4) If an Incentive Stock Option Award is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Qualified Stock Option.

(5) The Agreement covering an Incentive Stock Option Award shall contain such other terms and provisions that the Committee determines necessary to qualify the Option Award as an Incentive Stock Option Award.

(e) Automatic Exercise of Non-Qualified Stock Options. The Committee in its discretion may, by Plan rule adopted in accordance with Section 3(b)(3), provide that to the extent any portion of a vested and exercisable Non-Qualified Stock Option remains unexercised immediately prior to the close of business on the expiration date of the Option (either the originally scheduled expiration date or such earlier date on which the Option would otherwise expire pursuant to the Plan or the applicable Agreement in connection with a termination of Service other than due to Cause) (an “Automatic Exercise Date”), the entire vested and exercisable portion of such Option will be exercised on the Automatic Exercise Date without any further action by the Participant to whom the Option was granted (or the person or persons to whom the Option may have been transferred in accordance with Section 6(c) of the Plan and any applicable Agreement). The aggregate exercise price for any Option exercise under this Section 7(e) and any related withholding taxes will be paid by the Company retaining from the total number of Shares as to which the Option is being exercised a number of shares having an aggregate Fair Market Value as of the Automatic Exercise Date equal to the amount of such aggregate exercise price plus the applicable withholding taxes. The Committee shall have the authority to limit or modify the applicability of this provision to Participants who are subject to Section 3(c) of the Plan. Nothing in this Section 7(e) shall prelude the Committee from unilaterally modifying or repealing any such Plan rule at any time, and any such modification or repeal shall be applicable to all Option Awards then outstanding as well as to Option Awards granted thereafter.

8. Stock Appreciation Right Awards.

(a) Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR Award all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR Award of the number of Shares as to which the SAR Award is being exercised, over (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b) Exercise of SAR. Each SAR Award may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No SAR Award shall be exercisable at any time after its scheduled expiration. When a SAR Award is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a SAR Award, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a SAR Award.

9. Restricted Stock Awards.

(a) Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award, and may correspondingly provide for Company reacquisition or repurchase rights if such additional consideration has been required and some or all of a Restricted Stock Award does not vest.

(b) Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Except as otherwise provided in the Plan or an applicable Agreement, a Participant with a Restricted Stock Award shall have all the rights of a shareholder, including the right to vote the Shares of Restricted Stock.

10. Stock Unit Awards.

(a) Vesting and Consideration. A Stock Unit Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. If vesting of a Stock Unit Award is conditioned on the achievement of specified performance goals, the extent to which they are achieved over the specified performance period shall determine the number of Stock Units that will be earned and eligible to vest, which may be greater or less than the target number of Stock Units stated in the Agreement. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

(b) Settlement of Award. Following the vesting of a Stock Unit Award, and the Company’s determination that any necessary conditions precedent to the settlement of the Award (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan) or a combination of cash and Shares as determined by the Committee.

11. Other Stock-Based Awards. The Committee may from time to time grant Shares and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

12. Changes in Capitalization, Corporate Transactions, Change in Control.

(a) Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 12(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code. For the avoidance of doubt, the existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) Corporate Transactions. Unless otherwise provided in an applicable Agreement or another written agreement between a Participant and the Company, the following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

(1) Continuation, Assumption or Replacement of Awards. In the event of a Corporate Transaction, then the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Section 12(a)), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 12(b)(4) below. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 12(b)(1), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Section 409A (and Code Section 424 if the Award is an ISO), either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and contains terms and conditions that are substantially similar to those of the Award.

(2) Acceleration. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then (i) all outstanding Option and SAR Awards shall become fully vested and exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction, (ii) all outstanding Full Value Awards shall fully vest immediately prior to the effective time of the Corporate Transaction, and (iii) to the extent vesting of any Award is subject to satisfaction of specified performance goals, such Award shall be deemed “fully vested” for purposes of this Section 12(b)(2) if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the Award at that level of performance is proportionate to the portion of the performance period that has elapsed as of the effective time of the Corporate Transaction. The Committee shall provide written notice of the period of accelerated exercisability of Option and SAR Awards to all affected Participants. The exercise of any Option or SAR Award whose exercisability is accelerated as provided in this Section 12(b)(2) shall be conditioned upon the consummation of the Corporate Transaction and shall be effective only immediately before such consummation.

(3) Payment for Awards. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide that some or all of such outstanding Awards shall be canceled at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as provided in this Section 12(b)(3). The Committee will not be required to treat all Awards similarly for purposes of this Section 12(b)(3). The payment for any Award canceled shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to the preceding sentence is not a positive number with respect to any Award, such Award may be canceled pursuant to this Section 12(b)(3) without payment of any kind to the affected Participant. With respect to an Award whose vesting is subject to the satisfaction of specified performance goals, the number of Shares subject to such an Award for purposes of this Section 12(b)(3) shall be the number of Shares as to which the Award would have been deemed “fully vested” for purposes of Section 12(b)(2). Payment of any amount under this Section 12(b)(3) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s stockholders in connection with the Corporate Transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award canceled, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s stockholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

(4) Termination After a Corporate Transaction. If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 12(b)(1), and if within twelve months after the Corporate Transaction a Participant experiences an involuntary termination of Service for reasons other than Cause, then (i) outstanding Option and SAR Awards issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant’s termination of employment, and (ii) any Full Value Awards that are not yet fully vested shall immediately vest in full

(with vesting in full for a performance-based award determined as provided in Section 12(b)(2), except that the proportionate vesting amount will be determined with respect to the portion of the performance period during which the Participant was a Service Provider).

(c) Other Change in Control. In the event of a Change in Control that does not involve a Corporate Transaction, the Committee may, in its discretion, take such action as it deems appropriate with respect to outstanding Awards, which may include: (i) providing for the cancellation of any Award in exchange for payments in a manner similar to that provided in Section 12(b)(3) or (ii) making such adjustments to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control, which may include the acceleration of vesting in full or in part. The Committee will not be required to treat all Awards similarly in such circumstances, and may include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

(d) Dissolution or Liquidation. Unless otherwise provided in an applicable Agreement, in the event of a proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable, in accordance with all applicable laws and regulations, prior to the effective date of such proposed transaction. An Award will terminate immediately prior to the consummation of such proposed action.

(e) Parachute Payment Limitation.

(1) Notwithstanding any other provision of this Plan or any other plan, arrangement or agreement to the contrary, if any of the payments or benefits provided or to be provided by the Company or its Affiliates to a Participant or for the Participant’s benefit pursuant to the terms of this Plan or otherwise (“Covered Payments”) constitute parachute payments (“Parachute Payments”) within the meaning of Section 280G of the Code, and would, but for this Section 12(e) be subject to the excise tax imposed under Section 4999 of the Code (or any successor provision thereto) or any similar tax imposed by state or local law and any interest or penalties with respect to such taxes (collectively, the “Excise Tax”), then the Covered Payments shall be payable either (i) in full or (ii) reduced to the minimum extent necessary to ensure that no portion of the Covered Payments is subject to the Excise Tax, whichever of the foregoing clauses (i) or (ii) results in the Participant’s receipt on an after-tax basis of the greatest amount of payments and benefits after taking into account the applicable federal, state, local and foreign income, employment and excise taxes (including the Excise Tax).

(2) Any such reduction shall be made in accordance with Section 409A of the Code and the following: (i) the Covered Payments which do not constitute deferred compensation subject to Section 409A of the Code shall be reduced first, and (ii) Covered Payments that are cash payments shall be reduced before non-cash payments, and Covered Payments to be made on a later payment date shall be reduced before payments to be made on an earlier payment date.

(3) If, notwithstanding the initial application of this Section 12(e), the Internal Revenue Service determines that any Covered Payment constitutes an “excess parachute payment” (as defined by Section 280G(b) of the Code), this Section 12(e) will be reapplied based on the Internal Revenue Service’s determination, and the Participant will be required to promptly repay the portion of the Covered Payments required to avoid imposition of the Excise Tax together with interest at the applicable federal rate (as defined in Section 7872(f)(2)(A) of the Code) from the date of the Participant’s receipt of the excess payments until the date of repayment).

(4) Any determination required under this Section 12(e) shall be made in writing in good faith by the accounting firm which was the Company's independent auditor immediately before the Change in Control (the “Accountants”), which shall provide detailed supporting calculations to the Company and the Participant as requested by the Company or the Participant. The Company and the Participant shall provide the Accountants with such information and documents as the Accountants may reasonably request in order to make a determination under this Section 12(e). The Company shall be responsible for all fees and expenses of the Accountants.

13. Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.

14. Tax Withholding. The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the Participant to satisfy all or any part of the required tax withholding obligations (but not to exceed the maximum individual statutory tax rate in each applicable jurisdiction) by authorizing the Company to withhold a number of the Shares that would otherwise be delivered to the Participant pursuant to the Award, or by transferring to the Company Shares already owned by the Participant, with the Shares so withheld or delivered having a Fair Market Value on the date the taxes are required to be withheld equal to the amount of taxes to be withheld.

15. Effective Date, Duration, Amendment and Termination of the Plan.

(a) Effective Date. The Plan shall become effective on the date it is approved by the Company’s shareholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). No Awards shall be made under the Plan prior to its effective date.

(b) Duration of the Plan. The Plan shall remain in effect until all Shares subject to it are distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 15(c), or the tenth anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date”). Awards made before the Termination Date shall continue to be outstanding in accordance with their terms and the terms of the Plan unless otherwise provided in the applicable Agreements.

(c) Amendment and Termination of the Plan. The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its stockholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.

(d) Amendment of Awards. Subject to Section 15(e), the Committee may unilaterally amend the terms of any Agreement evidencing an Award previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant's consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 16(i).

(e) No Option or SAR Repricing. Except as provided in Section 12(a), no Option or Stock Appreciation Right Award granted under the Plan may be (i) amended to decrease the exercise price thereof, (ii) cancelled in conjunction with the grant of any new Option or Stock Appreciation Right Award with a lower exercise price, (iii) cancelled in exchange for cash, other property or the grant of any Full Value Award at a time when the per share exercise price of the Option or Stock Appreciation Right Award is greater than the current Fair Market Value of a Share, or (iv) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or Stock Appreciation Right Award, unless such action is first approved by the Company’s stockholders.

16. Other Provisions.

(a) Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

(b) Limits of Liability. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c) Compliance with Applicable Legal Requirements and Company Policies. No Shares distributable pursuant to the Plan shall be issued and delivered unless and until the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. During any period in which the offering and issuance of Shares under the Plan is not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any stock certificate or book-entry evidencing Shares issued under the Plan that are subject to securities law restrictions shall bear or be accompanied by an appropriate restrictive legend or stop transfer instruction. Notwithstanding any other provision of this Plan, the acquisition, holding or disposition of Shares acquired pursuant to the Plan shall in all events be subject to compliance with applicable Company policies as in effect from time to time, including without limitation the Amtech Systems, Inc. Policy on Insider Trading, as the same may be amended from time to time, and any other applicable policies of the Company relating to insider trading, pledging or hedging transactions, minimum post-vesting holding periods and stock ownership guidelines, and forfeiture or recovery of compensation as provided in Section 16(i).

(d) Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(e) Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Arizona without regard to its conflicts-of-law principles and shall be construed accordingly. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in an Agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

(f) Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g) Code Section 409A. It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(1) If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(2) If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A, and (iii) shall have any liability to any Participant for any such tax liabilities.

(h) Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 16(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(i) Forfeiture and Compensation Recovery. Notwithstanding anything to the contrary contained herein, unless otherwise determined by the Committee or provided in an Award Agreement, all Awards granted under the Plan shall be and remain subject to any incentive compensation or clawback or recoupment policy currently in effect, as may be adopted by the Board or as may be required by applicable law, and, in each case, as may be amended from time to time. No such policy, adoption or amendment shall in any event require the prior consent of any Participant, and any Award Agreement may be unilaterally amended by the Committee to comply with any such compensation, clawback or recoupment policy. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates.

(j) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this subsection by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company and its Affiliates held by such Participant, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of a Participant’s participation in the Plan, the Company and each of its Affiliates may transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and such Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Amtech Systems, Inc. Annual Meeting of Shareholders For Shareholders as of record on January 03, 2022 TIME: Wednesday, March 02, 2022 09:00 AM, Local Time PLACE: The Sheraton Mesa Hotel at Wrigleyville West, 860 N. Riverview, Mesa, Arizona, USA This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Michael Whang and Lisa D. Gibbs, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Amtech Systems, Inc.

which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/ASYS • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-230-8616 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

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Amtech Systems, Inc. Annual Meeting of Shareholders Please make your marks like this: X Use dark black pencil or pen only THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Directors FOR #P2# FOR #P3# #P3# FOR #P4# #P4# FOR #P5# #P5# FOR #P6# #P6# FOR #P7# #P7# FOR #P8# #P8# FOR 1.01 Jong S. Whang 1.02 Michael Whang 1.03 Lisa D. Gibbs 1.04 Robert M. Averick 1.05 Robert C. Daigle 1.06 Michael Garnreiter 1.07 Sukesh Mohan FOR AGAINST ABSTAIN 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending September 30, 2022; #P10# #P10# #P10# FOR 3. To approve the advisory (non-binding) resolution relating to the named executive officer compensation as disclosed in the accompanying proxy statement; #P11# #P11# #P11# FOR 4. To approve the Amtech Systems, Inc. 2022 Equity Incentive Plan; and #P12# #P12# #P12# FOR 5. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date To specify a method of cumulative voting, mark the box to the left with an "X" and write the number of shares you wish to vote in favor of each nominee on the line next to such nominee's name above. Each shareholder will have an aggregate number of votes in the election of directors equal to seven (the number of persons nominated for election as directors) multiplied by the number of shares of Common Stock held by such shareholder on the Record Date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number or all of the nominees. In order to exercise cumulative voting, the voting shareholder must complete the proxy card and indicate cumulative voting in accordance with the instructions included on the proxy card. WITHHOLD CUMULATIVE VOTES

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